UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Catalyst Biosciences, Inc.

(Name of registrant as specified in its charter)

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Catalyst Biosciences, Inc.

611 Gateway Boulevard, Suite 710

South San Francisco, California 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 13, 2018

To the Stockholders of Catalyst Biosciences, Inc.:

You are cordially invited to attend an annual meeting of stockholders (the “Annual Meeting”) of Catalyst Biosciences, Inc. (the “Company”) that will be held at the Company’s offices located at 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080, on June 13, 2018, at 12:30 p.m. Pacific Time for the following purposes:

1.	To elect two Class III directors of our Board of Directors to serve for the ensuing three years and until their successors are elected;

2.	To approve the Company’s 2018 Omnibus Incentive Plan (the “2018 Plan”);

3.	To approve the Company’s 2018 Employee Stock Purchase Plan (the “ESPP”);

4.	To hold a non-binding, advisory vote to approve the compensation of the Company’s Named Executive Officers;

5.	To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and

6.	To transact other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

You can find more information about each of these items, including the nominees for directors, in the proxy statement accompanying this notice. The record date for the Annual Meeting is April 23, 2018. Only stockholders of record at the close of business on that date may vote at the meeting or any postponement or adjournment thereof.

The Board of Directors recommends that you vote in favor of each of the nominees for director, and in favor of proposals 2, 3, 4 and 5, outlined in the proxy statement accompanying this notice.

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please vote on the matters to be considered as promptly as possible in order to ensure your representation at the meeting. You may vote via the Internet or by returning the enclosed proxy card. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

By order of the board of directors,

Nassim Usman, Ph.D.

President and Chief Executive Officer

South San Francisco, California

May 11, 2018

*YOUR VOTE IS IMPORTANT!*

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save the Company the expenses and extra work of additional solicitation. Submitting your proxy now or promptly voting your shares on the Internet by following the instructions on your proxy card will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. YOUR VOTE IS IMPORTANT SO PLEASE ACT TODAY!

(i)

Catalyst Biosciences, Inc.

611 Gateway Boulevard, Suite 710

South San Francisco, California 94080

PROXY STATEMENT FOR THE 2018

ANNUAL MEETING OF STOCKHOLDERS TO

BE HELD ON JUNE 13, 2018

The board of directors of Catalyst Biosciences, Inc. (the “Board”) is soliciting your proxy to vote at the 2018 annual meeting of stockholders (the “Annual Meeting”) to be held at our offices, located at 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080, on June 13, 2018, at 12:30 p.m. Pacific Time, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. We made copies of the voting materials, which include this proxy statement, a proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, available to stockholders beginning on or about May 11, 2018. You do not need to attend the Annual Meeting to vote your shares. Instead, you may simply vote your shares by proxy via the Internet or by completing, signing and returning the enclosed proxy card.

ABOUT THE COMPANY

Unless otherwise indicated in this proxy statement, the words “Company,” “Catalyst,” “we,” “us” and “our” refer to Catalyst Biosciences, Inc., a Delaware corporation. The Company was named Targacept, Inc. until August 20, 2015, when the Company completed its business combination with Catalyst Bio, Inc., which previously had been named Catalyst Biosciences, Inc. and is now a wholly owned subsidiary of the Company. We refer in this proxy statement to the business combination as the “merger,” to the Company prior to the merger as “Targacept” and to our subsidiary as “Catalyst Bio.”

Unless otherwise indicated, all historical share numbers, share prices and exercise prices in this proxy statement give effect to the applicable reverse stock splits and stock dividends, and all references to “common stock,” “stock” or “shares” mean shares of the Company’s common stock, as so adjusted. The Company’s shares of common stock trade on the Nasdaq Capital Market (“NASDAQ”), under the ticker symbol “CBIO.”

QUESTIONS AND ANSWERS

Why have I received these materials? The Board is soliciting proxies to vote at the Annual Meeting to be held on June 13, 2018 at 12:30 p.m. Pacific Time. You are receiving this proxy statement and proxy card from us because you owned shares of our common stock on April 23, 2018, which we refer to as the record date. As a stockholder of record as of the record date, you are invited to attend the Annual Meeting and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply vote your shares by proxy via the Internet or by completing, signing and returning the enclosed proxy card.

How do I attend the Annual Meeting? The Annual Meeting will be held on June 13, 2018 at 12:30 p.m. Pacific Time at our offices, located at 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080.

Who may vote? You are entitled to vote if our records show that you held one or more shares of the Company’s common stock at the close of business on April 23, 2018, the record date. At that time, there were 11,935,169 shares of common stock outstanding and entitled to vote, and approximately 61 holders of record. Each share entitles you to one vote at the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner? If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, a “stockholder of record.” If you are a stockholder of record, these proxy materials will be mailed to you directly starting on or about May 11, 2018.

If your shares are held in a stock brokerage account or by a bank or other stockholder of record, you are a considered a “beneficial owner” of shares held in “street name.” If you are a beneficial owner, we have requested that a Notice of Annual Meeting (the “Notice”) be forwarded to you by the bank, broker or other stockholder of record starting on or about May 11, 2018. The Notice provides instructions for how to request a paper or email copy of this document. As a beneficial owner, the bank, broker or other holder of record is entitled to vote at the Annual Meeting and, as a beneficial owner of the shares, you have the right to direct the bank, broker or other stockholder of record on how to vote the shares. However, because a beneficial owner is not the stockholder of record, you may not vote the shares in person at the meeting unless you obtain a broker’s proxy card from the bank, broker, or other stockholder of record. The broker’s proxy card will give you the right to vote the shares at the Annual Meeting.

What am I voting on? There are five matters scheduled for a vote and for which we are soliciting your proxy:

1.	The election of two Class III directors to serve on our Board for the ensuing three years and until their successors are elected;

2.	The approval of the Company’s 2018 Omnibus Incentive Plan (the “2018 Plan”);

3.	The approval of the Company’s 2018 Employee Stock Purchase Plan (the “ESPP”);

4.	A non-binding, advisory vote to approve the compensation of the Company’s Named Executive Officers; and

5.	The ratification of our appointment of EisnerAmper LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018.

You may either vote “FOR” all the nominees to the Board or you may “WITHHOLD” your vote for any nominee(s) you specify. You may vote “FOR” or “AGAINST” each of proposals two, three, four and five or abstain from voting. The Board recommends a vote FOR each nominee for director and FOR each of proposals two, three, four and five.

How do I vote if I am a stockholder of record? If you were a holder of record of our common stock on April 23, 2018, the record date for the Annual Meeting, you may use the following methods to vote your shares at the Annual Meeting:

•	By Mail. You may vote by completing, signing, dating and returning your paper proxy in the accompanying postage prepaid envelope. Please allow sufficient time for us to receive your proxy card if you decide to vote by mail.

•	Via the Internet. You can vote your shares via the Internet by following the instructions in the enclosed proxy card. The Internet voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm your voting instructions have been properly recorded. If you vote via the Internet, you do not need to mail a proxy card.

•	In person at the Annual Meeting. If you attend the meeting, be sure to bring a form of government issued picture identification with you. You may deliver your completed proxy card in person or you may vote by completing a paper proxy card or a ballot, which will be available at the meeting.

How do I vote if I hold my shares in street name? If on the record date of April 23, 2018, your shares were held in a stock brokerage account or by a bank or other stockholder of record, you may use the following methods to vote your shares at the Annual Meeting:

•	By Mail or via the Internet. You should receive instructions from your bank, broker or other nominee explaining how to vote your shares by mail or via the Internet. If you wish to vote your shares by mail or via the Internet, you should follow those instructions.

•	In person at the Annual Meeting. If you attend the meeting, you will need to contact the bank, broker or other nominee that is the stockholder of record for your shares to obtain a broker’s proxy card and then bring the proxy card, an account statement, or a letter from the stockholder of record indicating that you beneficially owned the shares as of the record date, and a form of government issued picture identification to the meeting. If you have each of (1) the broker’s proxy card, (2) an account statement or letter indicating beneficial ownership as of the record date and (3) a government issued picture identification, you may vote by completing a paper proxy card or a ballot, which will be available at the meeting. If you do not have these items, you will not be able to vote at the meeting.

The Notice is not a proxy card or ballot and cannot be used to vote your shares. If you do not provide instructions with your proxy, your bank, broker, or other nominee (collectively referred to as a “broker”) will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters but do not have discretion to vote on non-routine matters. For example, if you do not provide voting instructions to your broker, the broker could vote your shares for the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal 5) because that is deemed to be a routine matter, but the broker could not vote your shares for any of the other four proposals on the agenda at the Annual Meeting.

If you do not provide voting instructions to your broker and the broker has delivered a proxy card indicating that it does not have discretionary authority to vote on a particular proposal, your shares will be considered as “broker non-votes” with regards to that proposal. Broker non-votes will be counted for the purpose of determining the existence of a quorum but generally will not be considered as entitled to vote with respect to that proposal. Broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires the affirmative vote of a majority of the shares present and entitled to vote.

Is my vote confidential? Yes, your vote is confidential. Only the following persons have access to your vote: the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How are votes counted? Votes will be counted by the inspector of election appointed by the Board for the meeting, who will separately count “FOR” and “WITHHOLD” votes and any broker non-votes for the election of directors. Broker non-votes will not count for or against any nominees.

With respect to proposals 2, 3, 4 and 5 below, the inspector of election will separately count “FOR” “AGAINST” or “ABSTAIN” votes. Abstentions with respect to proposals 2, 3 and 5 will be counted towards the vote total for the proposal, and will have the same effect as “AGAINST” votes. Abstentions with respect to proposal 4 will have no effect on the vote’s outcome. Broker non-votes will have no effect and will not be counted towards the vote total proposals 2, 3 and 5.

How many votes are needed to approve each of the proposals? Provided that a quorum is present, approval of the proposals described in this proxy statement will require the following affirmative votes:

•	Proposal 1 — Election of our two nominees for Class III directors. The two nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected.

•	Proposal 2 — Approval of the 2018 Plan. This proposal must receive a “FOR” vote from the holders of a majority of the voting power present and entitled to vote either in person or by proxy on the proposal. If you “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote.

•	Proposal 3 — Approval of the ESPP. This proposal must receive a “FOR” vote from the holders of a majority of the voting power present and entitled to vote either in person or by proxy on the proposal. If you “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote.

•	Proposal 4 — Advisory vote on the approval of Named Executive Officer compensation. Proposal 3 is an advisory vote; however, the Compensation Committee of the Company and the Board will consider the voting results on this proposal.

•	Proposal 5 — Ratification of the selection of EisnerAmper LLP as the independent registered public accounting firm for the Company for our fiscal year ending December 31, 2018. This proposal must receive a “FOR” vote from the holders of a majority of the voting power present and entitled to vote either in person or by proxy on the proposal. If you “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote.

What is the effect of Abstentions? Abstentions are counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum and as votes “AGAINST” for purposes of determining the approval of proposals 2, 3 and 5 submitted to the stockholders for a vote. Abstentions with respect to proposal 4 will have no effect on the vote’s outcome.

How will the Company representatives vote for me? The Company representatives, Nassim Usman and Fletcher Payne, or anyone else that they choose as their substitutes, have been chosen to vote in your place as your proxies at the Annual Meeting. The Company representatives will vote your shares as you instruct them. If you sign, date and return the enclosed proxy card and do not indicate how you want your shares voted, the Company representatives will vote as our Board recommends. If there is an interruption or adjournment of the Annual Meeting before the agenda is completed, the Company representatives may still vote your shares when the meeting resumes. If a broker holds your common stock, they will ask you for instructions and instruct the Company representatives to vote the shares held by them in accordance with your instructions.

Can I change my vote after I have returned my proxy card? Yes. After you have submitted a proxy, you may change your vote at any time before the proxy is exercised by submitting a notice of revocation or a proxy bearing a later date. Accordingly, you may change your vote either by submitting a proxy card prior to or at the Annual Meeting or by voting in-person at the Annual Meeting. The later submitted vote will be recorded and the earlier vote revoked. You also may revoke your proxy by sending a notice of revocation to our Chief Financial Officer, Fletcher Payne, which must be received prior to the Annual Meeting. If your shares are held by your broker, you should follow the instructions provided by your broker.

What constitutes a quorum for purposes of the Annual Meeting? To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the record date, are represented in person or by proxy. As of the record date, 5,967,585 shares of our common stock must be represented in person or by proxy to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is not a quorum at the Annual Meeting, our stockholders may adjourn the meeting.

Who pays for this solicitation? The expense of preparing, printing and mailing this proxy statement and the accompanying material will be borne by the Company. Solicitation of individual stockholders may be made by mail, personal interviews, telephone, facsimile, electronic delivery or other telecommunications by directors, officers and regular employees of the company who will receive no additional compensation for those activities. We have retained DF King & Co., Inc. at an estimated cost of $7,500 plus reimbursement of expenses to assist in our solicitation of proxies. Upon request, we will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to beneficial owners.

What does it mean if I receive multiple proxy cards? If you receive more than one proxy card, it means that your shares are registered in more than one name or are registered in different accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens when two stockholders share the same address? We may satisfy the Securities and Exchange Commission (“SEC”) rules regarding delivery of proxy statements by delivering a single proxy statement to an address shared by two or more of our stockholders. This delivery method is known as “householding” and can result in meaningful cost savings for us. To take advantage of this opportunity, we may deliver only one proxy statement to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write us at the address above or call us at (650) 871-0761 to request delivery of a single copy of these materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a proxy statement either now or in the future, please contact us.

What happens if other business not discussed in this proxy statement comes before the meeting? The Company does not know of any business to be presented at the Annual Meeting other than the proposals discussed in this proxy statement. If other business comes before the meeting and is proper under Delaware law, the Company representatives will use their discretion in casting all of the votes that they are entitled to cast.

Do I have Dissenters’ Rights of Appraisal? Catalyst stockholders do not have appraisal rights under Delaware law or under the governing documents of Catalyst with respect to the matters to be voted upon at the Annual Meeting.

How can I find out the results of the voting at the Annual Meeting? Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days of the meeting. You can get a copy on our website at www.catalystbiosciences.com in the Investors section or by contacting Fletcher Payne, our Chief Financial Officer at (650) 871-0761 or the SEC at (800) 732-0330 for the location of the nearest public reference room, or through the IDEA (formerly EDGAR) system at www.sec.gov.

When are stockholder proposals due for next year’s annual meeting of the stockholders? Our stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of our bylaws and the rules established by the SEC. Under Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), if you want us to include a proposal in the proxy materials for our 2019 annual meeting of stockholders, we must receive the proposal at our executive offices at 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080 not later than March 15, 2019. However, if the date of the 2019 annual meeting advances by more than 30 days or is delayed by more than sixty (60) days from the first anniversary of the date of the 2018 annual meeting, the deadline will instead be not later than the close of business on the ninetieth (90th) day prior to such annual meeting or, if the first public disclosure of the date of such annual meeting is less than one hundred (100) days prior to such annual meeting, the close of business on the tenth (10th) day following such first public disclosure. The proposal should be addressed to the attention of our Chief Financial Officer, and we suggest that it be sent by certified mail, return receipt requested. Any proposal that you submit must comply with SEC rules.

Whom can I contact for further information? If you would like additional copies, without charge, of this proxy statement or if you have questions about the Annual Meeting, the proposals, or the procedures for voting your shares, you should contact our Chief Financial Officer, Fletcher Payne, at (650) 871-0761.

PROPOSAL ONE — ELECTION OF DIRECTORS

Pursuant to our certificate of incorporation and bylaws, our Board is divided into three classes with staggered three-year terms. The total number of authorized directors on our Board has been fixed at eight, and two directors will serve as Class III directors whose terms will expire at the annual meeting of stockholders to be held in 2021.

There are two nominees for Class III director at the Annual Meeting, Nassim Usman, Ph.D. and Errol B. De Souza, Ph.D. Stockholders cannot submit proxies voting for a greater number of persons than the two nominees named in this Proposal One. Each director to be elected will hold office until the annual meeting of stockholders held in 2020 and until his successor is elected or until the director’s death, resignation or removal. Each nominee is currently a director of the Company and has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve.

There are no family relationships between any of our directors, nominees or executive officers. There are also no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which he or she has been or will be selected as a director and/or executive officer.

Nominees for Class II Directors

Name	Age	Position
Nassim Usman, Ph.D.	58	Class III Director, President and Chief Executive Officer
Errol B. De Souza, Ph.D.	64	Class III Director, Compensation Committee Chair and Science and Technology Committee Member

Nassim Usman, Ph.D. served as Chief Executive Officer and a member of the board of directors of Catalyst Bio from February 2006 until the completion of the merger in August 2015. Since the merger, Dr. Usman has served as our President and Chief Executive Officer and as a Class III director. Dr. Usman joined Catalyst Bio from Morgenthaler Ventures, where he is currently a Venture Partner. Prior to joining Morgenthaler in 2005, he was Senior Vice President and Chief Operating Officer at Sirna Therapeutics Inc., which was subsequently acquired by Merck, from 2004 to 2005, and held various R&D positions at both Sirna and Ribozyme Pharmaceuticals, including Vice President of R&D and Chief Scientific Officer, from 1992 to 2004. During his industrial career, Dr. Usman has overseen the entry of several drugs into clinical development, completion of multiple licensing deals with pharmaceutical and biotechnology companies and raised capital in both private and public financings. Prior to moving into the private sector in 1992, Dr. Usman was an NIH Fogarty and NSERC Postdoctoral Fellow and Scientist in the Departments of Biology and Chemistry at the Massachusetts Institute of Technology from 1987 to 1992. He has authored more than 70 scientific articles and is the named inventor in 130 issued patents and patent applications. Dr. Usman serves on the boards of directors of Mosaic Biosciences and Principia Biopharma, is a past director of Osprey Pharmaceuticals, Archemix Corporation and Atugen AG (now Silence Therapeutics) and served on the science advisory boards of RXi Pharmaceuticals and Noxxon Pharma AG. He received his B.Sc. (Honours) and Ph.D. in Organic Chemistry from McGill University. In his doctoral dissertation, he developed a method for the solid-phase synthesis of RNA that is widely used in science and in a marketed RNA product (Macugen™).

Dr. Usman’s role as our President and Chief Executive Officer, his prior role as Catalyst Bio’s Chief Executive Officer, his prior board service, and extensive experience and innovations in the field of biotechnology, particularly with companies engaged in clinical drug development, enable him to bring a unique perspective to the Board. In addition, Dr. Usman’s academic expertise, extensive experience with capital raising in the public markets and accomplishments provide the Board with in-depth product, financing and field knowledge.

Errol B. De Souza, Ph.D. served as a member of the board of directors of Targacept from January 2004 until the completion of the merger in August 2015. Since the completion of the merger, Dr. De Souza has served on our

Board as a Class III director. Dr. De Souza is currently President, CEO and a member of the Board of Directors of Neuropore Therapies, Inc. a privately held biotechnology company. From March 2010 until January 2016, Dr. De Souza served as President and Chief Executive Officer of Biodel Inc., a specialty pharmaceutical company. From April 2009 to March 2010, Dr. De Souza was a pharmaceutical and biotechnology consultant. From April 2003 to March 2009, he served as President and Chief Executive Officer of Archemix Corporation, a privately held biopharmaceutical company. Dr. De Souza currently serves as Chairman of the board of directors of the publicly-traded company Bionomics Ltd. He served on the board of directors of each of the publicly-traded companies Biodel, Inc., IDEXX Laboratories, Inc. and Palatin Technologies, Inc. Dr. De Souza brings to the Board substantial experience as an executive in the pharmaceutical industry, having served as President and Chief Executive Officer of Synaptic Pharmaceutical Corp. until its sale to H. Lundbeck A/S, in addition to Biodel and Archemix. Over Dr. De Souza’s career, he has also served in a number of high-ranking research and development roles, including Senior Vice President and Head of Global Lead Generation for Hoechst Marion Roussel and Senior Vice President and U.S. head of drug innovation and approval following that company’s merger with Rhône-Poulenc to form Aventis (now Sanofi-Aventis) and Co-Founder, Executive Vice President of Research and Development and Director at Neurocrine Biosciences, Inc.

We believe that these experiences, together with his service as a director for other biopharmaceutical companies, will enable Dr. De Souza to contribute valuable insight to the Board regarding pharmaceutical portfolio development and management from both large company and emerging company perspectives.

Continuing Directors

Name	Age	Class(1)	Position
Augustine Lawlor	62	I	Chairman of the Board, Audit Committee Member, Compensation Committee Member and Governance and Nominating Committee Member
Andrea Hunt	58	II	Audit Committee Member and Science and Technology Committee Member
Eddie Williams	62	I	Compensation Committee Member and Governance and Nominating Committee Member
Jeff Himawan, Ph.D.	52	II	Audit Committee Member, Compensation Committee Member, Governance and Nominating Committee Chair and Science and Technology Committee Member
John P. Richard	60	II	Audit Committee Chair and Governance and Nominating Committee Member
Stephen A. Hill, M.D.	63	I	Science and Technology Committee Chair

(1)	The terms of Class I directors will expire at the 2019 annual meeting. The terms of Class II directors will expire at the 2020 annual meeting.

Augustine Lawlor served as a member of the board of directors of Catalyst Bio from February 2006 until the completion of the merger in August 2015 and as Chairman of the Catalyst Bio board of directors from February 2018. Since the merger, Mr. Lawlor has served on our Board as a Class I director. Since 2015, Mr. Lawlor has served as Chief Operating Officer of Leap Therapeutics, Inc. a Nasdaq-listed oncology company. He has been a Managing Director of HealthCare Ventures since 2000. From 1997 to 2000, he served as Chief Operating Officer of LeukoSite, Inc., a HealthCare Ventures III, IV and V company. Prior to joining LeukoSite, Mr. Lawlor was Chief Financial Officer and Vice President of Corporate Development for Alpha-Beta Technology. He has held similar positions at both BioSurface Technology and Armstrong Pharmaceuticals. Mr. Lawlor was previously a management consultant with KPMG. He is currently a director of biopharmaceutical companies Cardiovascular Systems, Inc., which is listed on Nasdaq, and Mosaic Biosciences, Inc. Mr. Lawlor has previously served as a director of Human Genome Sciences, which has since been acquired by GlaxoSmithKline and Replidyne, Inc. Mr. Lawlor received his Master’s in Public and Private Management from Yale University.

Mr. Lawlor brings an important insight and knowledge to the Board based on his experience as a successful venture capitalist, service on the boards of public and private companies, and roles in commercial and business development in the pharmaceutical and biotechnology industries.

Andrea Hunt has served on our Board as a Class II director since October 2017. Ms. Hunt served as the Vice President of New Product Gene Therapy, Neuroscience, Oncology and Ophthalmology with Shire from June 2016 until June 2017, where she developed and integrated disease area strategies for Shire’s gene therapy platform, Neuroscience, Oncology and Ophthalmology franchises. She previously served as the Vice President – Global Franchise Head for Blood Disorders with Baxalta from June 2015 to June 2016 before it was acquired by Shire. From 1988 to 2015, Ms. Hunt served in various roles with Baxter Healthcare, most recently as Vice President – Lead BAX855 and Gene Therapy in the Biosciences division from 2014 to June 2015. Ms. Hunt has served on the board of OX2 Therapeutics since November 2017. Ms. Hunt also served as a board member of the Alliance for Regenerative Medicine from 2016 to 2017 and is an advisor to the Angiogenesis Foundation. Ms. Hunt received an M.B.A. from the University of Michigan at Ann Arbor and a B.S. in Hospital Dietetics and B.A. in Foods & Nutrition from the University of Illinois at Urbana-Champaign.

We believe that Ms. Hunt’s breadth of experience with pharmaceutical and biotechnology companies, together with her service as a director for another biopharmaceutical company, make her suited to serve on the Board.

Eddie Williams has served on our Board as a Class I director since January 2018. Mr. Williams was most recently Senior Vice President of biopharmaceuticals at Novo Nordisk Inc., where he was responsible for the general management of all aspects of the biotechnology business for the U.S. in three therapeutic areas, including hemophilia. Prior to Novo Nordisk, Mr. Williams was Vice President of sales in the Respiratory and Dermatology Business Unit at Novartis Pharmaceuticals Corp., where he ran all sales aspects of the respiratory and dermatology businesses. Before joining Novartis, Mr. Williams held numerous sales and marketing positions of increasing responsibility for more than 20 years at Pharmacia & Upjohn Company (acquired by Pfizer in 2002). Mr. Williams served on the board of Biotechnology Innovation Organization (BIO), the National Sales Network, Basic Supply Company, Inc., has been recognized as Industry Leader of the Year by the National Hemophilia Foundation, and chaired fundraising for the Boys & Girls Club of Trenton/Mercer County. Mr. Williams earned his B.S. in biology and chemistry from Marshall University.

We believe that Mr. William’s breadth of experience with pharmaceutical and biotechnology companies, together with his service as a director on the BIO board, make him suited to serve on the Board.

Jeff Himawan, Ph.D. served as a member of the board of directors of Catalyst Bio from December 2008 until the completion of the merger in August 2015. Since the merger, Dr. Himawan has served as a member of the Board as a Class II director. Dr. Himawan is a Managing Director at Essex Woodlands Health Ventures, a healthcare focused venture capital firm, where he previously served as a Partner from 2001 to 2004 and as an Adjunct Partner from 1999 to 2001. Since 2016, Dr. Himawan has served as a managing director of Park Lane Ventures. He has over 20 years of experience as a scientist, entrepreneur and venture capitalist. Dr. Himawan was a co-founder and Managing Director of Seed-One Ventures, LLC, a venture capital firm that specializes in the initial formation, financing and early operational development of technology-based companies, from 1996 to 2001. From 1983 to 1996, Dr. Himawan was a scientist in academic and industrial settings. He currently serves as a director of MediciNova and Horizon Pharma, two publicly traded companies, as well as Light Sciences Oncology. He has previously served as a director of Iomai, a publicly traded company, as well as Complete Genomics, OMT Therapeutics, Ception Therapeutics and Symphogen. Dr. Himawan received his B.S. from Massachusetts Institute of Technology and his Ph.D. from Harvard University.

We believe Dr. Himawan’s extensive experience in the biotechnology industry, considerable service on both public and private boards of directors, and background in corporate finance and raising capital will enable him to contribute important strategic insight to the Board.

John P. Richard served as a member of the board of directors of Targacept from November 2002 until the completion of the merger in August 2015, and he served as Chairman of the Board of Directors of Targacept from January 2014 until the completion of the merger. Since the merger, Mr. Richard has served as a member of the Board as a Class II director. Mr. Richard is the co-founder and head of corporate development at Mereo BioPharma Group plc., and has served as a non-executive director for the life science investment firm Phase4 Partners since March 2011, and has previously served as an Operating Partner and Venture Partner at Phase4 Partners. From 2005 until 2015 he was also a Managing Director of Georgia Venture Partners, a seed venture capital firm that focuses on the biotechnology industry. In addition, Mr. Richard has served as a senior business advisor to a number of biotechnology companies as well as a consultant to portfolio companies of Georgia Venture Partners and Phase4 Ventures. Mr. Richard has been a director of the publicly-traded company Vaxart, Inc. (formerly Aviragen Therapeutics, Inc.) since August 2013. Mr. Richard brings to the Board extensive business development experience, having led that function at three separate life science companies and played a primary role in establishing numerous pharmaceutical alliances.

In addition, we believe the breadth of Mr. Richard’s current roles will enable him to view issues that the combined company faces from a variety of perspectives, including as an executive, investor, director and business development professional.

Stephen A. Hill, M.D. served as President and Chief Executive Officer and a member of the board of directors of Targacept from December 2012 until the completion of the merger in August 2015. Since the merger, Dr. Hill has continued to serve on our Board as a Class I director, and in August 2015 Dr. Hill joined Faraday Pharmaceuticals as Chief Executive Officer. From May 2012 to November 2012, Dr. Hill served as President and Chief Executive Officer of QUE Oncology, a start-up biotechnology company, and, from March 2011 to December 2011, he served as President and Chief Executive Officer of 21st Century Biodefense, Inc., a biodefense company. From April 2008 until its acquisition in December 2010, he served as President and Chief Executive Officer of Solvay Pharmaceuticals, Inc., a pharmaceutical company. Prior to Solvay, he served as President, Chief Executive Officer and director of ArQule, Inc., a pharmaceutical company, from April 1999 to March 2008. Dr. Hill is a member of the board of directors of the publicly traded companies Cellectar Biosciences, Inc. (formerly Novelos Therapeutics, Inc.) and Lipocine, Inc. and the private company Faraday Pharmaceuticals. Dr. Hill brings to the Board extensive experience across a range of senior management positions with both pharmaceutical and biotechnology companies. Prior to Solvay and ArQule, Dr. Hill held several leadership positions with F. Hoffmann-La Roche Ltd., including Global Head of Clinical Development, and served for seven years with the National Health Service in the United Kingdom in General and Orthopedic Surgery.

Dr. Hill’s prior service as Targacept’s Chief Executive Officer, together with his breadth of experience with pharmaceutical and biotechnology companies, make him uniquely suited to serve on the Board.

Required Vote

The two nominees receiving the highest number of “FOR” votes shall be elected as Class III Directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for such nominee will instead be voted for the election of a substitute nominee proposed by our Board and its Governance and Nominating Committee. Under applicable rules, brokers are prohibited from giving proxies to vote on elections of directors unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to the two nominees in this Proposal One if you want your broker to vote your shares on the matter. Otherwise, your shares will be treated as broker non-votes. Broker non-votes will have no effect on the outcome of the vote.

Recommendation

The Board recommends a vote FOR each nominee named in Proposal One.

CORPORATE GOVERNANCE

Board and Leadership Structure

In accordance with our bylaws and certificate of incorporation, the Board currently consists of eight directors divided into three staggered classes, with one class to be elected at each Catalyst annual stockholders meeting to serve for a three-year term. The term of the Class III directors is set to expire upon the election and qualification of successor directors at the Annual Meeting, and the terms of the Class I and Class II directors will expire upon the election and qualification of successor directors at the annual stockholders’ meetings in 2019 and 2020, respectively.

Our current directors are:

•	Class I directors (term ending 2019): Stephen A. Hill, M.D., Augustine Lawlor and Eddie Williams;

•	Class II directors (term ending at 2020): Andrea Hunt, John P. Richard and Jeff Himawan, Ph.D.; and

•	Class III directors (term ending at the Annual Meeting): Errol B. De Souza, Ph.D. and Nassim Usman, Ph.D.

There are no family relationships among any of our current directors and executive officers, and there are no family relationships among any of the proposed directors.

The Board and each of its committees are chaired by directors whom the Board has determined meet the applicable listing standards of NASDAQ.

The roles of Chief Executive Officer and Chairman of the Board are held by separate individuals. This separation of roles enables our Chief Executive Officer to focus on his core responsibility of leading and managing our operations and day-to-day performance, consistent with strategic direction provided by the Board, and our Chairman of the Board to focus on leading the Board in its fundamental role of providing guidance to, and independent oversight of, our management.

Director Independence

NASDAQ’s listing standards and Catalyst’s Corporate Governance Guidelines require that the Board consist of a majority of independent directors, as determined under the applicable NASDAQ listing standard. The Board, consistent with the determination of its Governance and Nominating Committee, has determined that each of Mr. Lawlor, Ms. Hunt, Mr. Williams, Dr. De Souza, Dr. Himawan and Mr. Richard qualify as an independent director. In addition, as further required by NASDAQ rules, the Board, consistent with the determination of its Governance and Nominating Committee, has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by our directors and us with regard to each director’s business and personal activities as they may relate to us and our management.

Role of the Board in Risk Oversight

The Board is involved in our risk oversight in multiple ways. For example, in determining whether and under what circumstances we will engage in financing transactions or enter into strategic alliances and collaborations, the Board is involved in our management of risks related to our financial condition or of the risks inherent in drug development and commercialization. In addition, the Board routinely receives at its meetings business updates from various members of management. These updates may identify matters that have emerged within that member of management’s scope of responsibility that involve operational, financial, legal or regulatory risks and, in these cases, the Board’s risk oversight role is to provide guidance to management.

The Board also exercises a risk oversight role through its Audit Committee, Compensation Committee and Governance and Nominating Committee, each of which is structured to include only independent directors and is separately chaired. Each such committee provides regular reports of its actions to the full Board. In particular, as noted above, the Audit Committee is responsible for discussing our exposure to material risks and the adequacy of our risk management activities with management and our independent registered public accounting firm. The Audit Committee’s primary emphasis is financial risk, including our internal control over financial reporting, and it reviews information received from our independent registered public accounting firm as to the effectiveness of our internal control over financial reporting and from other third parties in support of management’s assessment of the effectiveness of our internal control over financial reporting. The Audit Committee also oversees our management of exposure to certain financial risks through its periodic review of our investment policy and the allocation of our investment portfolio. Beyond the Audit Committee, the Compensation Committee is responsible for considering whether our compensation programs and practices are reasonably likely to have a material adverse effect on us.

Contacting the Board of Directors

The Board will receive and review written communications submitted by stockholders to the attention of the Board. The Chairman of the Governance and Nominating Committee is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors, c/o Fletcher Payne, Chief Financial Officer, Catalyst Biosciences, Inc., 611 Gateway Boulevard, Suite 710, South San Francisco, California 94080. Mr. Payne will forward all communications addressed to the Board to the Chairman of the Governance and Nominating Committee. You should indicate on your correspondence that you are a Catalyst stockholder.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines that address a number of matters applicable to directors, including, as examples, independence, qualification standards, compensation, conduct and frequency of meetings, executive sessions and management evaluation and succession. You can find our Corporate Governance Guidelines on the “Investors” page of our website, www.catalystbiosciences.com, under the “Corporate Governance” tab.

Code of Business Conduct and Ethics

We have adopted the Catalyst Biosciences, Inc. Code of Business Conduct and Ethics that applies to all officers, directors and employees. Our Code of Business Conduct and Ethics is available on the investors section of our website (at www.catalystbiosciences.com) under the heading “Governance Highlights.” If we make any substantive amendments to our Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on the investors section of our website at www.catalystbiosciences.com under the heading “Governance Highlights.” We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the address and location specified above.

The Board and its Committees

In 2017, the Board met four (4) times. Each of our directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which he or she served. Our Corporate Governance Guidelines provide that our directors are also expected to attend annual meetings of stockholders. All of our directors attended the 2017 annual meeting of stockholders. The Board currently has the following committees: an Audit Committee, a Compensation Committee, a Governance and Nominating Committee and a Science and Technology Committee.

Audit Committee

Catalyst’s Audit Committee generally assists the Board in its oversight of Catalyst’s accounting, financial reporting and internal control functions. In 2017 the Audit Committee met four (4) times. The Audit Committee has a written charter approved by the Board that is compliant with the standards of NASDAQ. Copies of the charter are available on our website at www.catalystbiosciences.com under “Investors — Governance Highlights.” The responsibilities and activities of the Audit Committee are described in greater detail in the “Report of the Audit Committee” and include the following:

•	the appointment, compensation, retention and oversight of any independent registered public accounting firm that Catalyst engages to issue an audit report, or to perform other audit, review or attest services, for its financial statements, and evaluating auditor independence;

•	receiving and reviewing reports of management and the independent registered public accounting firm regarding the annual audit process, as well as the review process for its interim financial statements;

•	reviewing with management significant accounting issues, policies relating to its financial statements and its cash management program;

•	discussing with management and the independent registered public accounting firm its exposure to material risks and the adequacy of its risk management activities;

•	reviewing management’s assessment of the effectiveness of, and its independent registered public accounting firm’s report on, its internal control over financial reporting;

•	monitoring the rotation of partners of the independent registered public accounting firm on our engagement team as required by law;

•	approving, to the extent required by applicable law or NASDAQ listing standards or by its related person transactions policy, related person transactions;

•	establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters;

•	responding to any report of evidence of a material violation of the securities laws or breach of fiduciary duty that it receives; and

•	preparing the report of the audit committee required by applicable SEC rules to be included in its annual proxy statement.

In 2017, the Audit Committee consisted of Mr. Lawlor, who served as Chairman, Dr. Himawan and Mr. Richard. As required by NASDAQ rules, the members of the Audit Committee each qualify as “independent” under special standards established for members of audit committees. To qualify as “independent” to serve on the Audit Committee, the NASDAQ rules and the applicable rules of the SEC require that a director does not accept any consulting, advisory, or other compensatory fee from Catalyst, other than for service as a director, or be an affiliated person of the Company. The Board has concluded that the current composition of the Audit Committee meets the requirements for independence under the rules and regulations of NASDAQ and of the SEC. In accordance with SEC rules, the Audit Committee also includes at least one member who is determined by the Board to meet the qualifications of an “audit committee financial expert.” Mr. Lawlor and Mr. Richard are the directors who have been determined by the Board to be the audit committee financial experts. The designation does not impose upon Mr. Lawlor or Mr. Richard any duties, obligations or liability that are greater than are generally imposed on each of them as members of the Audit Committee and the Board, and each of their designations as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

Compensation Committee

In 2017 the Compensation Committee met seven (7) times. The Compensation Committee has a written charter approved by the Board that is compliant with the standards of NASDAQ. Copies of the charter are available on our website at www.catalystbiosciences.com under “Investors — Governance Highlights.” Effective March 2017, the responsibilities of the Compensation Committee include the following:

•	reviewing periodically Catalyst’s compensation philosophy and the adequacy of compensation plans and programs for its executive officers and other employees;

•	the appointment, compensation and oversight of any compensation expert, legal counsel or other adviser that the Compensation Committee determines to engage and the consideration of factors relevant to such expert’s, counsel’s or adviser’s independence;

•	reviewing the performance of its Chief Executive Officer and establishing the compensation of all of its executive officers;

•	approving employment, severance and change in control agreements, and any amendments, for Catalyst’s executive officers;

•	administering Catalyst’s 2015 Stock Incentive Plan, as amended from time to time, and any other stock-based plans, as well as other employee benefit and incentive plans;

•	assessing annually any risks associated with its compensation policies and practices;

•	reviewing and discussing with management its Compensation Discussion and Analysis disclosure and formally recommending to the Board that it be included in its annual report on Form 10-K (either directly or by incorporation by reference to its annual proxy statement);

•	making a recommendation to the Board with respect to the Board’s recommendation to its stockholders on any proposal that its stockholders approve the compensation of its Named Executive Officers on an advisory basis;

•	making a recommendation to the Board, at least once every six years, whether to submit the compensation of its Named Executive Officers to an advisory vote of its stockholders every one, two or three years;

•	preparing the report of the Compensation Committee required by applicable SEC rules to be included in its annual report on Form 10-K (either directly or by incorporation by reference to its annual proxy statement); and

•	periodically evaluating and making recommendations to the Board concerning the compensation of non-employee directors.

In 2017, the members of the Compensation Committee were Dr. Barry Selick, who served as Chairman, Dr. Himawan and Dr. De Souza. Dr. Selick resigned from the Board and each committee on which he served effective February 15, 2018. To qualify as independent to serve on the Compensation Committee, the NASDAQ rules require a director not to accept any consulting, advisory, or other compensatory fee from the Company, other than for service on the Board, and that the Board consider whether a director is affiliated with Catalyst and, if so, whether such affiliation would impair the director’s judgment as a member of the Compensation Committee. The Board has concluded that the composition of the Compensation Committee meets the requirements for independence under the rules and regulations of NASDAQ and of the SEC. In addition, the Compensation Committee, from time to time, retains independent compensation consultants to assist it with assessing the competitiveness of executive and Board compensation. In April 2017, the Compensation Committee retained Radford, an Aon Hewitt company (“Radford”) as an independent compensation consultant. The Compensation Committee determined, based on its review of all relevant factors, including those set forth in Rule 10C-1b(4)(i) through (iv) under the Exchange Act, that the work of Radford has not created any conflict of interest. The Compensation Committee has re-engaged Radford as an independent compensation consultant.

Compensation Committee Interlocks and Insider Participation

None of the directors who served on our Compensation Committee during 2017 was an officer within the meaning of Rule 3b-2 under the Securities Exchange Act of 1934, or an employee of the Company during or prior to fiscal year 2017 nor did any of such directors have any relationship during the past year that would have been required to be disclosed pursuant to Item 404 of Regulation S-K. None of our executive officers currently serve, or in the past year have served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more executive officer serving on our Board or Compensation Committee.

Governance and Nominating Committee

In 2017, the members of the Governance and Nominating Committee were Mr. Richard, who served as Chairman, Dr. De Souza and Dr. Selick. In 2017, the Governance and Nominating Committee met three (3) times. As required by the NASDAQ rules, the members of the Governance and Nominating Committee each qualified as “independent” under special standards established by NASDAQ for members of the committee. The Governance and Nominating Committee has a written charter approved by the Board that is compliant with the standards of NASDAQ. Copies of the charter are available on our website at www.catalystbiosciences.com under “Investors — Governance Highlights.” Effective March 2017, the responsibilities of the Governance and Nominating Committee include the following:

•	identifying individuals qualified to serve as directors and committee members, recommending to the Board nominees for election at its annual stockholders’ meetings and recommending to the Board individuals to fill vacancies on the board;

•	making recommendations to the Board concerning the criteria for membership on the Board and the size, composition, chairmanship and compensation of the Board and its committees;

•	considering whether and how it takes into account diversity in identifying nominees;

•	monitoring and making recommendations to the Board regarding corporate governance matters;

•	advising the Board on corporate governance matters generally; and

•	conducting an annual review of the performance of the Board and its committees.

The Governance and Nominating Committee operates based on the belief that the backgrounds and qualifications of the directors as a group provide a significant breadth and diversity of experience, knowledge and abilities. In considering whether to recommend any particular candidate for inclusion in Catalyst’s slate of recommended nominees, the Governance and Nominating Committee applies certain criteria found in the Corporate Governance Guidelines. In particular, each nominee should possess:

•	a reputation for integrity, honesty and adherence to high ethical standards;

•	sound judgment and a willingness and ability to contribute positively to decision-making processes;

•	a commitment to understand Catalyst and its industry and to regularly attend and participate in meetings of the Board and, as applicable, its committees;

•	the interest in and ability to understand sometimes conflicting interests of various constituencies, such as stockholders, employees, governmental or regulatory bodies, creditors and the general public, and to act in the interests of all stockholders; and

•	no actual or apparent conflict of interest that would impair the ability to represent the interests of all stockholders and to fulfill the responsibilities of a director.

The Governance and Nominating Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for a nominee.

The Governance and Nominating Committee recommends to the Board individuals to be nominated for election as directors. In considering an incumbent director as a nominee, the Governance and Nominating Committee considers his or her prior contributions to the functioning of the Board and, as applicable, its committees. The Governance and Nominating Committee may also receive recommendations for nominees from members of the Board or management and may from time to time engage a third-party search firm to help identify potential nominees. If a candidate is identified, the Governance and Nominating Committee evaluates his or her qualifications and other biographical information, taking into account the backgrounds and qualifications of the continuing members of the Board and the criteria included in Catalyst’s Corporate Governance Guidelines. Members of the Governance and Nominating Committee and the Chief Executive Officer then interview the candidate or, if multiple candidates are identified, select candidates for further consideration. Following discussion of the candidates identified and evaluated, the Governance and Nominating Committee recommends to the Board a list of nominees for election.

Stockholders may recommend individuals for consideration by the Governance and Nominating Committee as potential nominees for director by submitting their names, together with a comprehensive written resume of each potential nominee’s business experience and background and a signed consent stating that he or she is willing to be considered as a nominee and, if nominated and elected, will serve as a director, to Governance and Nominating Committee of the Board of Directors, c/o Fletcher Payne, Chief Financial Officer, Catalyst Biosciences, Inc., 611 Gateway Boulevard, Suite 710. South San Francisco, California 94080. The submission must also include a statement as to whether the stockholder, or, if the recommendation is being made by a group of stockholders, whether the group of stockholders, has beneficially owned more than 5% of our common stock for at least one year as of the date the recommendation is made. Assuming that the required information has been provided by the deadline that applies for stockholder proposals to be included in the proxy materials for our 2019 annual meeting of stockholders as specified above under “When are stockholder proposals due for next year’s annual meeting of the stockholders?” the committee will evaluate stockholder-recommended candidates using substantially the same process and applying substantially the same criteria as described above.

At the meeting, stockholders will be asked to consider the election of Dr. Usman and Dr. De Souza, each of whom currently serves on the Board. Dr. Usman and Dr. De Souza were recommended to the Board for nomination by the current Governance and Nominating Committee.

Science and Technology Committee

Commencing in January 2016, we formed a Science and Technology Committee. In 2017, members of the Science and Technology Committee were Dr. De Souza, who served as Chairman, Dr. Hill, Ms. Hunt and Dr. Himawan. Specific responsibilities of the Science and Technology Committee include:

•	assessing information provided by management regarding our research and development activities, initiatives and programs and periodically reporting to the Board on such matters; and

•	discussing and reporting to the Board on significant emerging technology issues and trends relevant to our areas of scientific or therapeutic focus.

Report of the Audit Committee

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Catalyst Biosciences, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

The Audit Committee has reviewed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2017 and discussed these financial statements with the Company’s management and with EisnerAmper LLP, the Company’s independent registered public accounting firm.

The Company’s management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control for that purpose. The Company’s independent registered public accounting firm is responsible for conducting an independent audit of the Company’s annual financial statements in accordance with generally accepted accounting principles and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of these processes.

The Audit Committee has also discussed with EisnerAmper LLP the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301 (previously Auditing Standard No. 16), (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has received and reviewed the written disclosures and the letter from EisnerAmper LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with EisnerAmper LLP its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the Securities and Exchange Commission.

By the 2017 Audit Committee

Augustine “Gus” Lawlor (Chair)

Jeff Himawan, Ph.D.

John P. Richard

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Catalyst. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2017 all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were filed in a timely manner.

Certain Relationships and Related Party Transactions

Described below are the transactions and series of similar transactions since January 1, 2017 in which:

•	transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the smaller reporting company’s total assets at year-end for the last two completed fiscal years; and

•	any of the directors, executive officers, holders of more than 5% of capital stock (sometimes referred to as “5% stockholders” below) of the Company or any member of their immediate family had or will have a direct or indirect material interest (other than transactions described under the heading “Executive Compensation”).

Executive Compensation and Employment Arrangements

Please see “Executive Compensation” for information on compensation arrangements with our executive officers and agreements with, and offer letters to, our executive officers containing compensation and termination provisions, among others.

Indemnification Agreements

The Company has entered into indemnification agreements with each of its directors and with each executive officer. Pursuant to the indemnification agreements, the Company has agreed to indemnify and hold harmless these directors and officers to the fullest extent permitted by the Delaware General Corporation Law. The agreements generally cover expenses that a director or officer incurs or amounts that a director or officer becomes obligated to pay because of any proceeding to which he or she is made or threatened to be made a party or participant by reason of his or her service as a current or former director, officer, employee or agent of the Company. The agreements also provide for the advancement of expenses to the directors and officers subject to specified conditions. There are certain exceptions to the Company’s obligation to indemnify the directors and officers, including any intentional malfeasance or act where the director or officer did not in good faith believe he or she was acting in the Company’s best interests, with respect to “short-swing” profit claims under Section 16(b) of the Exchange Act and, with certain exceptions, with respect to proceedings that he or she initiates.

Policies and Procedures Regarding Related Party Transactions

The Board has adopted a written policy pursuant to which each actual or proposed financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or series of similar financial transactions, arrangements or relationships, other than specified employment and compensatory matters, in which (i) the Company was or would be a participant, (ii) the amount involved exceeds $120,000 and (iii) a “related person” (as defined under Item 404 of Regulation S-K) has a direct or indirect material interest, is submitted to the Audit Committee for its review and approval or, if applicable, ratification. These transactions, arrangements or relationships are known as “related person transactions.”

Under the policy, our Chief Financial Officer and outside counsel consult regarding any proposed transaction, arrangement or relationship that is identified as a possible related person transaction. If they determine the Company desires to proceed with the proposed transaction, arrangement or relationship and the outside counsel determines, based on available information, that the proposed transaction may constitute a related person transaction, it is submitted to the Audit Committee for its consideration. The Audit Committee is to consider all available relevant facts and circumstances, including the benefits to the Company, the impact on a director’s independence in the event the related person is a director (or a family member or entity affiliated with a director), the availability of other sources for comparable products or services, the proposed terms and the terms available to or from parties that are not related persons. Absent special circumstances, the Audit Committee may approve only those related person transactions that it determines to be in or not contrary to the best interests of the Company and its stockholders. No member of the Audit Committee may participate in any review, consideration or approval of any related person transaction with respect to which the member or any of his or her immediate family members is the related person.

Strategic Research Collaboration with Mosaic Biosciences, Inc. (“Mosaic”)

On October 24, 2017, the Company announced a strategic research collaboration with Mosaic to develop intravitreal anti-complement factor 3 (C3) products for the treatment of dry AMD and other retinal diseases. According to the agreement the Company and Mosaic will co-fund the research and the Company will pay Mosaic a portion of any proceeds received from any license of products resulting from the collaboration. Dr. Usman, our Chief Executive Officer and a member of our board of directors, and Mr. Lawlor, a managing director of HealthCare Ventures VIII, L.P. and a member of our board of directors, are members of the board of directors of Mosaic. Mr. Lawlor may be deemed to indirectly beneficially own all of the shares of Mosaic held by Healthcare Ventures VIII, L.P. The transaction was reviewed by disinterested members of our board of directors and approved by our Audit Committee.

EXECUTIVE COMPENSATION

Executive Officers

Our executive officers as of May 1, 2018, their positions and their respective ages on that date are:

Name	Age	Position
Nassim Usman, Ph.D.	58	President and Chief Executive Officer
Fletcher Payne	55	Chief Financial Officer
Howard Levy, M.B.B.Ch., Ph.D., M.M.M	63	Chief Medical Officer

Our executive officers serve at the discretion of the board of directors, subject to rights, if any, under contracts of employment. There are no family relationships among any of our current directors and executive officers. Biographical information for Dr. Usman is provided above under the heading “Board of Directors.”

Fletcher Payne served as Catalyst Bio’s Chief Financial Officer from January 2015 until the completion of the merger in August 2015. Since the merger, Mr. Payne has served as our Chief Financial Officer. Mr. Payne joined Catalyst Bio in a consulting capacity through Danforth Advisors LLC, where he worked as a consultant, until April 2015, when he became a Catalyst Bio employee. He has been a consulting Chief Financial Officer of CFP Advisory since November 2011, and from September 2008 to November 2011, Mr. Payne served as Chief Financial Officer of Pathwork Diagnostics. Mr. Payne has also served in senior financial positions at CytomX Therapeutics, Plexxikon Inc., Rinat Neuroscience Corporation, Dynavax Technologies Corporation, Cell Genesys, Abgenix, Sun Micro Systems, and IBM. Mr. Payne has over 20 years of experience helping life science companies achieve their business goals. His life science experience includes successful start-ups, initial public offerings, mergers, spin-outs, financings, business collaborations and working with R&D teams whose efforts have led to four products receiving FDA clearance. Mr. Payne graduated with a B.S. in Finance from the Haas School of Business, University of California, Berkeley.

Howard Levy, M.B. B.Ch., Ph.D., M.M.M., joined us as our Chief Medical Officer in April 2016. Prior to joining us, from 2010 through April 2016, Dr. Levy had served as either a Chief Medical Officer or a consultant with various public and private biotechnology companies on clinical and drug development strategy and execution. In addition, Dr. Levy was the Senior Global Medical Program Director at CSL Bering in 2013, and he was the Senior Vice President and Chief Medical Officer at Inspiration Biopharmaceuticals, a company solely focused on innovation in hemophilia, in 2012. From 2008 to 2011, he served as Chief Medical Officer at Sangart, Inc., which was developing pegylated hemoglobin as an oxygen therapeutic agent and a treatment for sickle cell crisis. Prior to Sangart, from 2006 to 2008, Dr. Levy was Associate Vice President, Clinical Research, Medical and Regulatory Affairs, at Novo Nordisk and was responsible for a number of clinical research programs, including recombinant Factor VIIa. Earlier in his career, Dr. Levy was Clinical Research Physician and Medical Director, Acute Care in the U.S. Medical Division of Eli Lilly and Company supporting post-marketing clinical trials and medical affairs for recombinant Activated Protein C (Xigris) in severe sepsis and antiplatelet agents ReoPro and prasugrel. He was also Chief of Critical Care Medicine at the University of New Mexico in Albuquerque for 11 years. Dr. Levy holds M.B. B.Ch and Ph.D. degrees from University of the Witwatersrand in Johannesburg, South Africa and an M.M.M. from Carnegie Mellon University’s H. John Heinz III College.

Executive Compensation Table

In this Executive Compensation section, we refer to Dr. Usman, Dr. Levy and Mr. Payne, collectively, as our Named Executive Officers (the “Named Executive Officers”). Dr. Usman was our Chief Executive Officer and Mr. Payne and Dr. Levy were our next two highest compensated executive officers serving as of December 31, 2017.

Summary Compensation Table

The following table shows for the years ended December 31, 2017 and 2016 compensation awarded to or paid to our Named Executive Officers.

Name and principal position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
Nassim Usman, Ph.D.	2017	464,103	303,417	—	1,062,381	—	5,372	1,835,273
President and Chief	2016	453,200	113,300	—	—	—	3,134	569,634
Executive Officer

Fletcher Payne	2017	335,244	152,536	—	289,351	—	2,092	779,223
Chief Financial Officer	2016	325,480	56,960	—	—	—	1,220	383,660

Howard Levy, M.B.B.Ch., Ph.D., M.M.M.(5)	2017	386,250	175,744	—	366,915	—	3,317	932,226
Chief Medical Officer	2016	265,625	46,484	—	100,060	—	1,935	414,104

(1)	The amounts in the column titled “Bonus” generally reflect discretionary cash payments made with respect to officer performance during the indicated year but paid during the first quarter of the following year.
(2)	The amounts in this column reflect the aggregate grant date fair value of restricted stock awarded during the year calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation, or ASC 718, disregarding the potential for forfeitures, regardless of the period in which the corresponding compensation expense was recorded in accordance with ASC 718.
(3)

The amounts in this column reflect for each fiscal year shown the aggregate grant date fair value of stock options granted during the year calculated in accordance with ASC 718, disregarding the potential for forfeitures, regardless of the period in which the corresponding compensation expense was recorded in accordance with ASC 718. The amount in this column for Dr. Levy represents the grant date fair value of an employment inducement option, which was made outside of the Company’s 2015 Stock Incentive Plan, as amended, and is intended to qualify as an employment inducement grant under Nasdaq Listing Rule 5635(c)(4).
(4)	The amounts in this column for Drs. Usman and Levy and Mr. Payne for 2017 and 2016 represent payment of life insurance premiums, long-term disability and other insurance-related reimbursements.
(5)	Dr. Levy commenced service with the Company on April 18, 2016.

Employment Agreements

Each of our currently serving Named Executive Officers is party to an offer letter (as described below), as well as a standard confidential information and/or inventions assignment agreement, under which each of Dr. Usman, Mr. Payne and Dr. Levy agreed not to disclose our confidential information. On September 19, 2017, we entered into amended and restated employment agreements with Dr. Usman and Mr. Payne. The employment agreements were amended and restated in order to, among other things, harmonize the provisions relating to (i) severance without cause or as a result of constructive termination; (ii) severance without cause or as a result of constructive termination after a change of control; (iii) the definition of “constructive termination”; and (iv) the exercise period for vested options in the event of death or disability (collectively, the “Provisions”). Other than as described herein, the material terms of the employment agreements, as previously disclosed by us, have not been revised.

Our board of directors or the compensation committee reviews each NEO’s base salary and target bonus opportunity from time to time to ensure compensation adequately reflects the NEO’s qualifications, experience, role and responsibilities.

Nassim Usman

Under our amended and restated employment agreement with Dr. Nassim Usman, our President and Chief Executive Officer, Dr. Usman is entitled to an annual base salary, which is currently $480,800, and will also have the opportunity to earn an annual performance-based bonus of 50% of his base salary. Dr. Usman is eligible for our benefits program, including life and disability insurance, medical, dental and vision, and a 401K and Flex Spending account.

The employment agreement provides that if Dr. Usman’s employment is terminated without “cause” (as defined in the agreement) or as a result of “constructive termination,” (as defined in the agreement) in each case before a “change of control” (as defined in the agreement), he shall be entitled to receive the following:

•	severance payments, equal to the rate of base salary he was receiving at the time of such termination for a period of twelve (12) months; and

•	accelerated vesting of the number of shares of common stock subject to options he holds that would otherwise have vested as of the date twelve (12) months after the effective date of his termination.

If Dr. Usman’s employment is terminated without “cause” or as a result of “constructive termination,” in each case after a “change of control,” he shall be entitled to receive the following:

•	continued payment of his base salary for twelve (12) months; and

•	accelerated vesting as of the time of such termination with respect to all unvested options.

Fletcher Payne

Under our amended and restated employment agreement with Fletcher Payne, our Chief Financial Officer, Mr. Payne is entitled to an annual base salary, which is currently $345,301, and will also have the opportunity to earn an annual performance-based bonus of 35% of his base salary. Mr. Payne is eligible for our benefits program, including life and disability insurance, medical, dental and vision, and 401K plans.

The employment agreement provides that if Mr. Payne’s employment is terminated without “cause” (as defined in the agreement) or as a result of “constructive termination,” (as defined in the agreement) in each case before a “change of control” (as defined in the agreement), he shall be entitled to receive the following:

•	severance payments, equal to the rate of base salary he is receiving at the time of such termination for a period of six (6) months; and

•	accelerated vesting of the number of shares of common stock subject to options he holds that would otherwise have vested as of the date six (6) months after the effective date of his termination.

If Mr. Payne’s employment is terminated without “cause” or as a result of “constructive termination,” in each case after a “change of control,” he shall be entitled to receive the following:

•	continued payment of his base salary for nine (9) months; and

•	accelerated vesting as of the time of such termination with respect to all unvested options.

Howard Levy

Under our offer letter with Dr. Levy, our Chief Medical Officer, Dr. Levy is entitled to an annual base salary, which is currently $397,838. Dr. Levy will also have the opportunity to earn an annual performance-based bonus of 35% of his base salary. Further, as an inducement to his service with the Company, Dr. Levy was awarded options to purchase 6,666 shares of our common stock at an exercise price per share equal to the fair market value on the date of grant, one quarter of which vested at the one-year anniversary of his April 18, 2016 start date, and the remainder of which is vesting monthly at the rate of 1/48 of the total number of shares per month, subject to acceleration as set forth below. In the event that the Company terminates Dr. Levy’s employment for any reason, he will have three months following his termination to exercise the vested portion of these options, except in the case of death or disability, for which he will have one year to exercise such options.

The letter agreement provides that if Dr. Levy’s employment is terminated without “cause” (as defined in the agreement) or as a result of “constructive termination,” (as defined in the agreement) in each case after the one-year anniversary of his start date and before a “change of control” (as defined in the agreement), he shall be entitled to receive the following:

•	severance payments, equal to the rate of his base salary he was receiving at the time of such termination for a period of six (6) months; and

•	accelerated vesting of the number of shares of common stock subject to options he holds that would otherwise have vested as of the date six (6) months after the effective date of his termination.

If Dr. Levy’s employment is terminated without “cause” or as a result of “constructive termination,” in each case after a “change of control,” he shall be entitled to receive the following:

•	continued payment of his base salary for nine (9) months; and

•	accelerated vesting as of the time of such termination with respect to all unvested options.

The letter agreement also provides certain other benefits and perquisites generally made available to similarly situated employees, including the option to participate in certain employee benefit plans and to receive paid time off benefits.

Outstanding Equity Awards at December 31, 2017

The following table provides information regarding unexercised stock options held by each of the Named Executive Officers as of the end of fiscal year 2017.

Name	Grant Date		Number of Securities Underlying Unexercised Option Exercisable(#)	Number of Securities Underlying Unexercised Option Unexercisable(#)		Option Exercise Price($)	Option Expiration Date
Nassim Usman, Ph.D.	1/3/2013	(1)	1,500	—		$172.80	1/3/2023
	4/10/2008	(1)	585	—		$141.45	4/10/2018
	3/17/2009	(1)	4,074	—		$190.95	3/17/2019
	10/22/2015		2,682	2,079	(2)	$66.00	10/22/2025
	10/22/2015		5,767	4,471	(2)	$66.00	10/22/2025
	7/11/2017		34,375	240,625	(5)	$4.63	7/11/2027
Fletcher Payne	1/22/2015	(1)	488	—		$114.00	1/22/2025
	1/22/2015	(1)	162	—		$114.00	1/22/2025
	5/8/2015	(1)	560	395	(3)	$90.45	5/8/2025
	10/22/2015		2,682	2,079	(2)	$66.00	10/22/2025
	10/22/2015		1,081	823	(2)	$66.00	10/22/2025
	7/11/2017		9,375	65,625	(5)	$4.63	7/11/2027
Howard Levy M.B.B.Ch., Ph.D., M.M.M.	4/18/2016		2,779	3,887	(4)	$22.80	4/18/2026
	7/11/2017		11,875	83,125	(5)	$4.63	7/11/2027

(1)	These stock options were granted by the board of directors of Catalyst Bio on the grant dates listed but were assumed by the Company upon the closing of the merger on August 20, 2015 and converted into options to purchase common stock of the Company as described in the table.
(2)	The remaining portion of these options to purchase common stock vest at the rate of 1/48th of the number of total shares subject to the option on the 1st day of each month, with the final tranche vesting on September 1, 2019.
(3)	The remaining portion of these options to purchase common stock vest at the rate of 1/48th of the number of total shares subject to the option on the 1st of each month, with the final tranche vesting on August 20, 2019.
(4)	A quarter of the shares of common stock underlying this inducement option vested on April 18, 2017 and the remaining portion of the shares of common stock underlying this option shall vest at the rate of 1/48th of the number of total shares subject to the option monthly thereafter, with the final tranche vesting on April 18, 2020.
(5)	The remaining portion of these options to purchase common stock vest at the rate of 1/48th of the number of total shares subject to the option on the 15th day of each month, with the final tranche vesting on June 15, 2021.

Compensation Risk Management

We have considered the risk associated with our compensation policies and practices for all employees, and we believe we have designed our compensation policies and practices in a manner that does not create incentives that could lead to excessive risk taking that would have a material adverse effect on our Company.

Director Compensation

Pursuant to our non-employee directors’ compensation policy (directors who are employees of the Company will not receive any compensation for their service on the board of directors), our non-employee directors are eligible to receive the following:

•	Initial Equity Grants. Each non-employee director who joins the Board will receive an option to purchase 10,000 shares of common stock, which will vest monthly over three years, subject to continued service.

•	Annual Retainers. Each non-employee director will receive an annual retainer for service on the Board consisting of an option to purchase 5,000 shares of the common stock, to be awarded at the Company’s annual stockholders’ meeting and which will vest over one year, in addition to annual cash retainers for service on the Board and committees of the Board, or for service as chair of the Board or such committees (inclusive of retainers for service as a member), as follows:

Additional annual retainer fees for service as member or chair of	Member	Chair
Board of Directors	$40,000	$70,000
Audit Committee	$7,500	$15,000
Compensation Committee	$5,000	$10,000
Governance and Nominating Committee	$3,750	$7,500
Science and Technology Committee	$3,750	$7,500

Director Compensation for Fiscal Year 2017

The following table shows for the year ended December 31, 2017 certain information with respect to the compensation of our non-employee directors serving during 2017. For information regarding compensation paid to Dr. Usman, see the “Summary Compensation Table” on page 19.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Augustine Lawlor	50,000	35,086	85,086
Andrea Hunt(3)	6,505	38,346	44,851
Eddie Williams(4)	—	—	—
Errol B. De Souza	51,250	35,086	86,336
Harold E. Selick, Ph.D.	73,750	35,086	108,836
Jeff Himawan, Ph.D.(5)	—	—	—
John P. Richard	50,000	35,086	85,086
Stephen A. Hill	38,750	35,086	73,836

(1)	The amounts in this column reflect the aggregate grant date fair value of stock options granted during fiscal 2017 calculated in accordance with ASC 718, disregarding the potential for forfeitures.

(2)	The following table sets forth the aggregate number of option awards held by each non-employee director serving in 2017 as of December 31, 2017:

NAME	Aggregate Number of Option Awards
Augustine Lawlor	11,500
Andrea Hunt	10,000
Eddie Williams	—
Errol B. De Souza	13,577
Harold E. Selick, Ph.D.	11,697
Jeff Himawan, Ph.D.	—
John P. Richard	13,577
Stephen A. Hill	11,500

(3)	Ms. Hunt joined Catalyst as a director on October 26, 2017.
(4)	Mr. Williams joined Catalyst on January 1, 2018.
(5)	Dr. Himawan has declined to receive any compensation for his service as a director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of May 1, 2018, for:

(1)	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;

(2)	each of our Named Executive Officers;

(3)	each of our directors; and

(4)	all current executive officers and directors as a group.

Applicable percentage ownership is based on 11,935,169 shares of common stock outstanding at May 1, 2018. We have determined beneficial ownership in accordance with SEC rules. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of common stock deemed outstanding includes shares issuable upon exercise of options or warrants, or the conversion of convertible notes, held by the respective person or group that may be exercised or converted within 60 days after May 1, 2018. For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable, and notes convertible, within 60 days after May 1, 2018 are included for that person or group, but not the stock options of any other person or group.

Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over the shares listed. Unless otherwise noted below, the address of each person listed in the table is c/o Catalyst Biosciences, Inc., 611 Gateway Boulevard, Suite 710, South San Francisco, CA 94080.

Name	Number of Shares Owned and Nature of Beneficial Ownership		Percent of Class
5% or Greater Stockholders
Deerfield Entities	729,922	(1)	6.14%
780 Third Avenue, 37th Floor
New York, NY 10017
Directors and Named Executive Officers
Nassim Usman, Ph.D.	99,765	(2)	*
Fletcher Payne	29,051	(3)	*
Howard Levy, M.B.B.Ch., Ph.D., M.M.M.	30,800	(4)	*
Augustine Lawlor	82,665	(5)(6)	*
Andrea Hunt	2,222	(7)	*
Eddie Williams	1,517	(8)	*
Errol B. De Souza	13,737	(9)	*
Jeff Himawan, Ph.D.	81,762	(10)	*
John P. Richard	13,760	(11)	*
Stephen A. Hill, M.D.	12,799	(12)	*
All Directors and Executive Officers as a Group (10 persons)	368,078	(13)	3.14%

*	Indicates less than 1% of class.
(1)

The information reported is based on a Schedule 13G filed with the SEC on April 16, 2018 which reports that, as of February 15, 2018, (i) Deerfield Partners, L.P. (“Deerfield Partners”) directly holds 614,450 shares and (ii) Deerfield Special Situations Fund, L.P. (“Deerfield Fund”) directly holds 115,472 shares; Deerfield Mgmt., L.P. (“Deerfield LP”) is the general partner of Deerfield Partners and Deerfield Fund and may be deemed to have shared dispositive and voting power over the 729,922 shares held by Deerfield Partners and Deerfield LP. Deerfield Management Company, L.P. (“Deerfield Management”) is the investment advisor for Deerfield Partners and Deerfield Fund and may be deemed to have shared dispositive and voting power with respect to the 729,922 shares held by Deerfield Partners and Deerfield LP. James Flynn may also be deemed to have shared dispositive and voting power with respect to the 729,922 shares held by Deerfield Partners and Deerfield Fund.
(2)	Consists of (i) 4,144 shares and 1 share issuable upon the exercise of warrants within 60 days held by the Usman Family Trust, of which Dr. Usman is a co-trustee with Susan L. Usman, (ii) 1,168 shares, and (iii) 94,452 shares issuable upon the exercise of options within 60 days.
(3)	Consists of (i) 59 shares held directly; (ii) 1,668 shares held by Charles and Nancy Payne 2000 Trust, of which Mr. Payne is a trustee and (iii) 27,324 shares issuable upon the exercise of options within 60 days.
(4)	Consists of 30,800 shares issuable upon the exercise of options within 60 days.
(5)	Consists of 11,419 shares issuable upon the exercise of options within 60 days.
(6)	The information reported is based on a Schedule 13D filed with the SEC on August 31, 2015 which reports that, as of August 20, 2015, Healthcare Ventures VIII, L.P. (“HCVVIII”) directly beneficially owns 71,247 shares which include 1,846 shares that may be purchased upon the exercise of warrants within 60 days. Each of James H. Cavanaugh, Ph.D., Harold R. Werner, John W. Littlechild, Christopher Mirabelli, Ph.D., and Augustine Lawlor are the managing directors of HealthCare Ventures VIII, LLC (“HCPVIIILLC”), the general partner of HealthCare Partners VIII, L.P. (“HCPVIII”), which is the general partner of HCVVIII. HCPVIIILLC and HCPVIII may be deemed to indirectly beneficially own 71,247 shares, which include 1,846 shares that may be purchased upon the exercise of warrants within 60 days. Each of Drs. Cavanaugh and Mirabelli and Messrs. Werner, Littlechild and Lawlor may be deemed to indirectly beneficially own 71,247 shares, which include 1,846 shares that may be purchased upon the exercise of warrants within 60 days. HCVVIII, HCPVIII, HCPVIIILLC. Drs. Cavanaugh and Mirabelli and Messrs. Werner, Littlechild and Lawlor share the power to vote and direct the vote and to dispose of and direct the disposition of the shares beneficially owned by HCVVIII.
(7)	Consists of 2,222 shares issuable upon the exercise of options within 60 days.
(8)	Consists of (i) 128 shares and (ii) 1,389 shares issuable upon the exercise of options within 60 days.
(9)	Consists of (i) 241 shares, and (ii) 13,496 shares issuable upon the exercise of options within 60 days.
(10)	The information reported is based on a Schedule 13D filed with the SEC on August 31, 2015 which reports that, as of August 20, 2015, (i) Essex Woodlands Health Ventures Fund VIII, L.P. (“Essex VIII”) directly holds 74,103 shares, which include 2,850 shares issuable upon the exercise of warrants within 60 days, (ii) Essex Woodlands Health Ventures Fund VIII-A, L.P. (“Essex VIII-A”) directly holds 5,342 shares which include 255 shares issuable upon the exercise of warrants within 60 days), and (iii) Essex Woodlands Health Ventures Fund VIII-A, L.P. (“Essex VIII-B”) directly holds 2,322 shares, which include 89 shares issuable upon the exercise of warrants within 60 days. Essex Woodlands Health Ventures VIII, L.P. (the “GP Partnership”) is the general partner of Essex VIII, Essex VIII-A, and Essex VIII-B. Essex Woodlands Health Ventures VIII, LLC (“Essex VIII LLC”) is the general partner of the GP Partnership. Essex VIII LLC, as the general partner of the GP Partnership, may be deemed to have sole voting investment power with respect to 81,767 shares comprising of (i) 78,623 shares and (ii) 3,144 shares that may be purchased upon the exercise of warrants within 60 days. Essex VIII LLC disclaims beneficial ownership to 81,767 shares comprising of (i) 78,623 shares and (ii) 3,144 shares that may be purchased upon the exercise of warrants within 60 days, except to the extent of its pecuniary interest. Dr. Jeff Himawan, Marty Sutter, Petri Vainio, Immanuel Thangaraj, Ron Eastman, Steve Wiggins, and Guido Neels (the “Managers”) may also be deemed to have shared dispositive power and voting power with respect to 81,767 shares comprising of (i) 78,623 shares and (ii) 3,144 shares that may be purchased upon the exercise of warrants within 60 days. The GP Partnership disclaims beneficial ownership of the shares except to the extent of its pecuniary interest therein.
(11)	Consists of (i) 264 shares, and (ii) 13,496 shares issuable upon the exercise of options within 60 days.
(12)	Consists of (i) 1,380 shares, and (ii) 11,419 shares issuable upon the exercise of options within 60 days.
(13)	Includes (i) 157,075 shares, and (ii) 206,017 shares of subject to options exercisable within 60 days.

PROPOSAL TWO — APPROVAL OF THE COMPANY’S 2018 OMNIBUS INCENTIVE PLAN

The Board of Directors (“Board”) has adopted the 2018 Omnibus Incentive Plan (the “2018 Plan”), subject to approval by the stockholders, and recommends it for stockholder approval at the Annual Meeting.

The 2018 Plan is intended to replace our 2015 Stock Incentive Plan (the “2015 Plan”), and, if approved by our stockholders, no further awards will be made under the 2015 Plan.

As of April 23, 2018, we had approximately one (1) officer who is a director, seven (7) non-employee directors, twelve (12) non-officer employees, and two (2) consultants that were eligible to participate in 2018 Plan. Such persons are eligible to participate in 2018 Plan on the basis that such participation provides an incentive to continue in service to the Company and related entities, and to help the Company compete effectively with other enterprises for the services of qualified persons. As of April 23, 2018, the closing price of a share of our common stock on the Nasdaq Capital Market was $26.94.

The material terms of the 2018 Plan are summarized below. A copy of the full text of the 2018 Plan is attached to this proxy statement as Appendix A. This summary of 2018 Plan is not intended to be a complete description of 2018 Plan and is qualified in its entirety by the actual text of 2018 Plan.

The 2018 Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights and other stock and cash-based awards (including annual cash incentives and long-term cash incentives). Shares issued under the 2018 Plan will be shares of our common stock. Incentive stock options may be granted only to our employees and employees of any parent or subsidiary corporation. All other awards may be granted to our employees, directors or consultants and to employees, directors or consultants of any affiliated entity. Dividend equivalent rights granted in connection with an award will be subject to the vesting of the underlying award.

Share Reserve

We have reserved for issuance pursuant to awards under the 2018 Plan 1,500,000 shares of our common stock. In general, shares subject to awards granted under the 2018 Plan that are not issued will again become available for awards under the 2018 Plan.

Director limits

The 2018 Plan provides that the maximum aggregate amount of cash and awards that may be paid to any director for such director’s service as a member of the Board will not exceed $500,000 in any calendar year ($750,000 in the initial calendar year of service).

Administration

Our Board or a committee of our Board will administer the 2018 Plan. The administrator has the power to determine when awards will be granted, which employees, directors or consultants will receive awards, the terms of the awards, including the number of shares subject to each award and the vesting schedule of the awards, and to interpret the terms of the 2018 Plan and the award agreements.

Stock Options

The 2018 Plan allows for the grant of incentive stock options that qualify under Section 422 of the Code and non-qualified stock options. Absent limitations on exercisability, the exercise price of all options granted under the 2018 Plan generally must at least be equal to the fair market value of our common stock on the date of grant. The term of an option may not exceed 10 years, except that with respect to any employee who owns more than 10%

of the voting power of all classes of our outstanding stock or any parent or subsidiary corporation as of the grant date, the term must not exceed five years, and the exercise price must equal at least 110% of the fair market value on the grant date. Not more than 1,500,000 shares of our common stock may be issued pursuant to incentive stock options granted under the 2018 Plan.

Stock Appreciation Rights

The 2018 Plan allows for the grant of stock appreciation rights. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the date of grant and the exercise date. The administrator will determine the terms of stock appreciation rights, including when such rights become exercisable and whether to pay the increased appreciation in cash or with shares of our common stock, or a combination thereof, except that, absent special limitations on exercisability, the base appreciation amount used to determine the cash or shares to be issued pursuant to the exercise of a stock appreciation right will generally be no less than 100% of the fair market value per share on the date of grant. After the continuous service of a recipient of a stock appreciation right terminates, the recipient’s stock appreciation right may be exercised, to the extent vested, only to the extent provided in the stock appreciation right agreement.

Restricted Stock Awards

The 2018 Plan allows for the grant of restricted stock. Restricted stock awards are shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant. The administrator may impose whatever conditions on vesting that it determines to be appropriate. For example, the administrator may set restrictions based on the achievement of specific performance goals or on the continuation of service or employment. Shares of restricted stock that do not vest are subject to repurchase or forfeiture.

Restricted Stock Units

The 2018 Plan allows for the grant of restricted stock units. Restricted stock units are awards that will result in payment to a recipient at the end of a specified period only if the vesting criteria established by the administrator are achieved or the award otherwise vests. The administrator may impose whatever conditions to vesting, or restrictions and conditions to payment, that it determines to be appropriate. The administrator may set restrictions based on the achievement of specific performance goals or on the continuation of service or employment. The administrator may specify in an award agreement that earned restricted stock units may be settled in shares of our common stock, other securities, cash or a combination thereof.

Other Awards

The 2018 Plan also allows for the grant of cash or stock-based awards that may or may not be subject to restrictions.

Terms of Awards

The administrator of the 2018 Plan determines the provisions, terms and conditions of each award, including vesting schedules, forfeiture provisions, form of payment (cash, shares, or other consideration) upon settlement of the award, payment contingencies and satisfaction of any performance criteria.

Minimum Vesting

Awards are subject to a minimum vesting period of 1 year. Notwithstanding the foregoing, the administrator may provide for (i) acceleration of vesting in connection with death, disability or certain transactions; (ii) an award without a minimum vesting period or for acceleration of the vesting of an award for any reason, but only for no more than an aggregate of 5% of the shares authorized under the 2018 Plan; and (iii) different vesting terms for awards substituted for other equity awards in connection with certain transactions.

Transferability of Awards

The 2018 Plan allows for the transfer of awards under the 2018 Plan only (i) by will, (ii) by the laws of descent and distribution and (iii) for awards other than incentive stock options, to the extent and in the manner authorized by the administrator. Only the recipient of an incentive stock option may exercise such award during his or her lifetime.

Certain Adjustments

In the event of certain changes in our capitalization, to prevent enlargement of the benefits or potential benefits available under the 2018 Plan, the administrator will make adjustments to one or more of the number of shares that are covered by outstanding awards, the exercise or purchase price of outstanding awards, the numerical share limits contained in the 2018 Plan and any other terms that the administrator determines require adjustment. In the event of our complete liquidation or dissolution, all outstanding awards will terminate immediately upon the completion of such transaction.

Changes in Control

In the event of a “corporate transaction” (as defined in the 2018 Plan), awards will generally accelerate vesting if they are not assumed or replaced in connection with the transaction. For awards that are assumed or replaced in connection with a corporate transaction, and in the event of a “change in control” (as defined in the 2018 Plan), awards will generally accelerate vesting if the grantee’s continuous service is terminated by the successor company or the Company without “cause” (as defined in the 2018 Plan) or voluntarily by the grantee with “good reason” (as defined in the 2018 Plan) within 6 months prior to or 12 months after the transaction.

Plan Amendments and Termination

The 2018 Plan will automatically terminate 10 years following the date it becomes effective, unless we terminate it sooner. In addition, our board of directors has the authority to amend, suspend or terminate the 2018 Plan, subject to stockholder approval in the event such approval is required by law provided such action does not adversely affect the rights under any outstanding award.

Certain U.S. Federal Tax Consequences

The following summary of the federal income tax consequences of 2018 Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss non-U.S., state or local tax consequences. As such, please refer to the applicable provisions of the Code for additional information.

Non-Qualified Stock Options. Except as provided under Section 409A of the Code discussed below (“Section 409A”), the grant of a non-qualified stock option under the 2018 Plan generally will not result in any U.S. Federal income tax consequences to the grantee or to the Company. Upon exercise of a non-qualified stock option, the grantee is generally subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is generally subject to withholding for U.S. Federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the grantee, subject to limitations imposed by Section 162(m) and so long as the Company withholds the appropriate taxes with respect to such income, if required, and the grantee’s total compensation is deemed reasonable in amount. Any gain or loss on the grantee’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

Absent special limitations on exercisability, in the event a nonqualified stock option is granted with an exercise price less than 100% of the fair market value of the common stock on the date of grant or amended in certain respects, such option may be considered deferred compensation and subject to Section 409A, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A which fails to comply with the rules of Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest, and similar treatment under state law.

Incentive Stock Options. The grant of an incentive stock option under the 2018 Plan will not result in any U.S. Federal income tax consequences to the grantee or to the Company. A grantee recognizes no U.S. Federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the grantee has held the shares of common stock. If the grantee does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the grantee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the grantee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition, which is referred to as a “disqualifying disposition.” The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the grantee, subject to limitations imposed by Section 162(m) and so long as the Company withholds the appropriate taxes with respect to such income, if required, and the grantee’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a grantee’s alternative minimum tax liability exceeds such grantee’s regular income tax liability, the grantee will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the grantee must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

In the event that an incentive stock option is amended in certain respects, such option may be considered deferred compensation and subject to the rules of Section 409A, which provides rules regarding the timing of payment of deferred compensation. An option subject to Section 409A which fails to comply with the rules of Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest, and similar treatment under state law. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonqualified stock option.

Restricted Stock and Performance Stock. The grant of restricted stock and performance shares will generally subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is generally subject to withholding for U.S. Federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to limitations imposed by Section 162(m) and so long as the Company withholds the appropriate taxes with respect to such income, if required, and the grantee’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

Recipients of restricted stock and performance shares may make an election under Section 83(b) of the Code, which is referred to as a “Section 83(b) Election,” to recognize as ordinary compensation income in the year that such restricted stock or performance shares are granted, the amount equal to the spread between the amount paid for such stock (if any) and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock or performance share is issued.

Stock Appreciation Rights. Recipients of stock appreciation rights, which are referred to as “SARs,” generally should not recognize income until such rights are exercised, assuming there is no ceiling on the value of the right and Section 409A does not apply. Upon exercise, the grantee will normally recognize taxable ordinary income for U.S. Federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such exercise. Grantees who are employees will be subject to withholding for U.S. Federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Grantees will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the grantee, subject to limitations imposed by Section 162(m) and so long as the Company withholds the appropriate taxes with respect to such income, if required, and the grantee’s total compensation is deemed reasonable in amount.

A SAR can be considered deferred compensation and subject to Section 409A. A SAR that does not meet the requirements of Section 409A, such as with respect to the timing of the delivery of cash or shares following vesting, can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest, and similar treatment under state law.

Performance Units. Recipients of performance units generally should not recognize income until such units are converted into cash or shares of stock unless Section 409A applies. Upon conversion, the grantee will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such conversion. Grantees who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the performance units. Grantees will recognize gain upon the disposition of any shares received upon conversion of the performance units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the grantee, subject to limitations imposed by Section 162(m) and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the grantee’s total compensation is deemed reasonable in amount.

Performance units also can be considered non-qualified deferred compensation and subject to the rules of Section 409A, which provide rules regarding the timing of payment of deferred compensation. A grant of performance units that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest to such grantee, and similar treatment under state law.

Dividends and Dividend Equivalents. Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested shares subject to such awards, which income is generally subject to withholding for U.S. Federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by a grantee, subject to limitations imposed by Section 162(m) and so long as the Company withholds the appropriate taxes with respect to such income, if required, and the individual’s total compensation is deemed reasonable in amount.

The foregoing is only a summary of the U.S. Federal income tax consequences of 2018 Plan transactions, and is based upon U.S. Federal income tax laws in effect on the date of this proxy statement. Reference should be made to the applicable provisions of the Code. This summary does not purport to be complete, and does not discuss the tax consequences of a grantee’s death or the tax laws of any municipality, state or foreign country to which the grantee may be subject.

New Plan Benefits.

Awards under the 2018 Plan are based on the discretion of the committee and/or the Company’s achievement of performance targets established by the committee, and it is not currently possible to determine the amounts that will be received by persons participating in the 2018 Plan in the future.

Equity Compensation Plan Information

The Company’s equity compensation plans currently consist of the Catalyst Biosciences, Inc. 2015 Stock Incentive Plan (as amended and restated effective October 14, 2015), as amended (the “2015 Plan”), the Targacept, Inc. 2006 Stock Incentive Plan (the “2006 Plan”) and the Targacept, Inc. 2000 Equity Incentive Plan (the “2000 Plan”), each of which was approved by the Company’s stockholders, as well as the Catalyst Biosciences, Inc. 2004 Stock Plan (the “2004 Plan”), which was approved by Catalyst Bio’s stockholders and assumed in connection with the merger, and a plan that relates solely to an inducement stock option grant for 100,000 shares that was awarded in 2016. No further grants may be made under any of these plans, other than the 2015 Plan. The Company also granted a standalone inducement stock option to Dr. Howard Levy in April 2016, another standalone inducement stock option in December 2012, and assumed in connection with the merger, standalone options granted to certain service providers of Catalyst Bio in February 2014, February 2015 and May 2015. The following table sets forth certain information as of December 31, 2017 with respect to the Company’s equity compensation plans and standalone options.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options Warrants and Rights (A)	Weighted- Average Exercise Price of Outstanding Options (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)
Equity compensation plans approved by security holders(1)	798,054	$11.03	354,886
Equity compensation plans not approved by security holders(2)	23,687	$103.37	—
Total	821,741	$13.69	354,886

(1)	Includes shares issued or issuable upon the exercise of stock option, restricted stock or other stock-based awards under the 2015 Plan and 2006 Plan.
(2)

Includes options to purchase 14,653 shares, at a weighted average exercise price of $139.85, which were granted under the 2004 Plan. No further grants may be made under the 2004 Plan. Includes an aggregate of 2,368 shares issuable upon the exercise of standalone options with a weighted average exercise price of $104.50, issued to Dr. Hansoo Keyoung and Fletcher Payne, our Chief Financial Officer, by Catalyst Bio

and assumed in connection with the merger. Also includes 6,666 shares issuable upon the exercise of a standalone option with an exercise price of $22.80, issued to Dr. Levy, as a material inducement to the decision of Dr. Levy to accept employment as Chief Medical Officer of the Company (both of such inducement grants were approved by both the Compensation Committee and the Board and are subject to anti-dilution adjustment in connection with splits, reports, and other nonreciprocal corporate transactions).

Recommendation of the Board:

The Board recommends a vote FOR approval of the 2018 Omnibus Incentive Plan.

PROPOSAL THREE — APPROVAL OF THE COMPANY’S 2018 EMPLOYEE

STOCK PURCHASE PLAN

The Board has adopted the 2018 Employee Stock Purchase Plan (the “2018 ESPP”), subject to approval by the stockholders, and recommends it for stockholder approval at the Annual Meeting.

As of April 23, 2018, we had approximately three (3) officers and twelve (12) other employees that were eligible to participate in 2018 ESPP. Such persons are eligible to participate in 2018 ESPP on the basis that such participation provides an incentive to continue in service to the Company and related entities, and to help the Company compete effectively with other enterprises for the services of qualified persons. As of April 23, 2018, the closing price of a share of our common stock on the Nasdaq Capital Market was $26.94.

The material terms of the 2018 ESPP are summarized below. A copy of the full text of the 2018 ESPP is attached to this proxy statement as Appendix B. This summary of 2018 ESPP is not intended to be a complete description of 2018 ESPP and is qualified in its entirety by the actual text of 2018 ESPP.

The purpose of the 2018 ESPP is to allow the Company to provide eligible employees of the Company and its participating parents and subsidiaries, if any, with the opportunity to purchase common stock at a discount from the then current market price through accumulated payroll deductions. The 2018 ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under the 2018 ESPP, eligible employees may authorize payroll deductions of up to 15% of eligible compensation for the purchase of common stock during each offering period, as described below.

Administration

The 2018 ESPP may be administered by the Board or a committee of the Board. The administrator has full authority to adopt such rules and procedures as it may deem necessary for proper plan administration and to interpret the provisions of the 2018 ESPP.

Shares Available Under the 2018 ESPP

A total of 120,000 shares of common stock are authorized for purchase over the term of the 2018 ESPP, subject to adjustment in the event of a stock split, stock dividend, combination or reclassification or similar event. In addition, the 2018 ESPP provides for an annual increase to the number of shares of our common stock available for issuance thereunder on the first business day of each calendar year beginning with the calendar year following the calendar year in which the ESPP becomes effective, equal to the lesser of (x) 120,000 shares, (y) 1.0 percent of the number of shares of our common stock outstanding as of the last day of the immediately preceding calendar year, and (z) a lesser number of shares determined by the administrator (as defined below).

Offering Periods

The 2018 ESPP is generally intended to be implemented by one offering period during each six-month period. The administrator may alter the duration of future offering periods in advance without stockholder approval. Each participant is granted a separate purchase right to purchase shares of common stock for each offering period in which he or she participates. Purchase rights under the 2018 ESPP are granted at the beginning of each offering period in which the participant participates and are automatically exercised on the last day of the offering period. Each purchase right entitles the participant to purchase the whole number of shares of common stock obtained by dividing the participant’s accumulated payroll deductions for the offering period by the purchase price in effect for such period.

Eligibility

Except as described in this paragraph with respect to certain foreign employees, all employees of the Company and its designated subsidiaries are eligible to participate in the 2018 ESPP except that the administrator may exclude from an offering period any individual who is regularly expected to work for less than twenty (20) hours per week or for less than five (5) months per calendar year in the employ of the Company or any designated parent or subsidiary, or has not been employed for such continuous period as the administrator may require (not to exceed two (2) years). An eligible employee may only join an offering period on the start date of that period. Designated parents and subsidiaries, if any, include any parent or subsidiary corporations of the Company, whether now existing or hereafter organized, which elect, with the approval of the administrator, to extend the benefits of the 2018 ESPP to their eligible employees. Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they are also a citizen of the United States or a resident alien) are ineligible to participate in the 2018 ESPP if their participation is prohibited under the laws on the applicable non-U.S. jurisdiction or if complying with the laws of the applicable non-U.S. jurisdiction would cause the 2018 ESPP or an offering to violate Section 423 of the Code.

Purchase Provisions

Each participant in the 2018 ESPP may authorize periodic payroll deductions that may not exceed the least of (i) 15% of his or her compensation, which is defined in the 2018 ESPP to include, unless otherwise determined by the administrator, the regular base salary, exclusive of any payments for overtime, bonuses, annual awards, other incentive payments, reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation, or contributions (other than contributions under a 401(k) or cafeteria plan) and (ii) such lesser amount determined by the administrator per offering period. A participant may increase or reduce his or her rate of payroll deductions during an offering period. Until otherwise determined by the administrator, the maximum number of shares of common stock a participant will be permitted to purchase in any offering period is 3,250 shares

On the last day of each offering period, the accumulated payroll deductions of each participant are automatically applied to the purchase shares of common stock at the purchase price in effect for that period.

Purchase Price

Unless otherwise determined by the administrator, the purchase price per share at which common stock is purchased on the participant’s behalf for each offering period is equal to 85% of the lower of (a) the fair market value per share of the common stock on the first day of the offering period and (b) the fair market value on the last day of the offering period.

Special Limitations

The 2018 ESPP imposes certain limitations upon a participant’s right to acquire common stock, including the following limitations:

•	No purchase right may be granted to any individual who owns stock (including stock purchasable under any outstanding options or purchase rights) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

•	No purchase right granted to a participant may permit such individual to purchase common stock at a rate greater than $25,000 worth of such common stock (valued at the time such purchase right is granted) for each calendar year.

•	No participant may purchase more than 5,000 shares in a single offering period.

Termination of Purchase Rights

A participant’s purchase right immediately terminates upon such participant’s loss of eligible employee status, and his or her accumulated payroll deductions for the offering period in which the purchase right terminates are refunded. A participant may withdraw from an offering period by giving advance notice prior to the end of that period and his or her accumulated payroll for the offering period in which withdrawal occurs will be refunded.

Assignability

No purchase right will be assignable or transferable (other than by will or the laws of descent and distribution) and will be exercisable only by the participant.

Corporate Transaction

In the event of the proposed dissolution or liquidation of the Company, the current offering period will terminate immediately prior to the consummation of such dissolution or liquidation, unless otherwise provided by the administrator. In the event of certain changes in control during an offering period, all outstanding purchase rights will be assumed by the successor corporation (or a parent or subsidiary thereof), unless the administrator determines, in its sole discretion, to shorten the offering period then in-effect to a new purchase date. If the administrator shortens the offering period then in progress to a new purchase date, the administrator will provide notice to each participant that (i) his or her purchase right will be automatically exercised on the new purchase date or (ii) the Company will pay to him or her, on the new purchase date, cash, cash equivalents, or property as determined by the administrator that is equal to the difference in the fair market value of the shares of common stock covered by his or her purchase right and the purchase price due had the purchase right been automatically exercised on the new purchase date.

Changes in Capitalization

In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change in corporate structure effected without the Company’s receipt of consideration, appropriate adjustments will be made to (i) the maximum number of securities issuable under the 2018 ESPP, including the maximum number of securities issuable per participant on any one purchase date and (ii) the number of securities subject to each outstanding purchase right and the purchase price payable per share thereunder.

Amendment and Termination

The 2018 ESPP will terminate upon the earlier to occur of (i) ten (10) years following the date of the original adoption of the 2018 ESPP or (ii) the date on which all purchase rights are exercised in connection with a Corporate Transaction.

The administrator may at any time terminate or amend the 2018 ESPP. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law), the Company will obtain stockholder approval in such a manner and to such a degree as required.

New Plan Benefits

Because the number of shares of common stock issued under the 2018 ESPP depends on the level of participation by participants, we cannot determine the number of shares of common stock that may be awarded in the future to eligible employees.

U.S. Federal Tax Consequences

The 2018 ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company in connection with the grant or exercise of an outstanding purchase right.

Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the 2018 ESPP or in the event the participant should die while still owning the purchased shares.

If the participant sells or otherwise disposes of the purchased shares within two (2) years after the start date of the offering period in which such shares were acquired or within one (1) year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of such sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

If the participant sells or disposes of the purchased shares more than two (2) years after the start date of the offering period in which such shares were acquired and more than one (1) year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of such sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeds the purchase price paid for those shares or (ii) 15% of the fair market value of the shares on the start date of the offering period, and any additional gain upon the disposition will be taxed as long-term capital gain. The Company will not be entitled to any income tax deduction with respect to such sale or disposition.

If the participant still owns the purchased shares at the time of his or her death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

Recommendation of the Board:

The Board recommends a vote FOR approval of the ESPP.

PROPOSAL FOUR — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Exchange Act requiring that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Prior to casting your vote on this proposal, we encourage you to read the “Executive Compensation” section of this proxy statement (beginning on page 18) for a detailed discussion of our policies and practices relating to the compensation of our Named Executive Officers.

The Compensation Committee believes that the objectives of our executive compensation program, as they relate to our Named Executive Officers, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, the Compensation Committee believes that our executive compensation program, as it relates to our Named Executive Officers, achieves an appropriate balance between fixed compensation and variable incentive compensation, pays for performance and promotes an alignment between the interests of our Named Executive Officers and our stockholders. Accordingly, we are asking our stockholders to approve the compensation of our Named Executive Officers.

This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board or the Compensation Committee of the Board. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our Named Executive Officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. To the extent there is a significant vote against our Named Executive Officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address our stockholders’ concerns.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Compensation Tables and other related disclosure.”

Recommendation of the Board:

The Board recommends a vote FOR the approval of the compensation of our Named Executive Officers, as disclosed in this proxy statement.

PROPOSAL FIVE — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has recommended, and the Board has approved, the appointment of EisnerAmper LLP as our independent registered public accounting firm for fiscal year 2018. EisnerAmper LLP has served as our independent registered public accounting firm since 2015. We are soliciting stockholder ratification of the appointment of EisnerAmper LLP, although stockholder ratification is not required by law. If the appointment of EisnerAmper LLP is not ratified at the meeting, the Audit Committee will consider whether to appoint a different independent registered public accounting firm.

A representative of EisnerAmper LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

Current Independent Registered Public Accounting Firm Fees

The following table sets forth the fees for professional services rendered by EisnerAmper LLP, the Company’s independent registered public accounting firm, in connection with the audits of our annual financial statements for the years ended December 31, 2017 and 2016 and for other services rendered by EisnerAmper LLP during those periods.

	Fiscal 2017	Fiscal 2016
Audit Fees(1):	$282,974	$208,250
Audit-Related Fees:	—	—
Tax Fees:	—	—
All Other Fees:	—	—

Total Fees:	$282,974	$208,250

(1)	Audit Fees include fees billed for the applicable year for services in connection with the audit of the Company’s financial statements included in its annual report on Form 10-K, quarterly reports on Form 10-Q and registration statements on Forms S-1, S-3 and S-8.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted a policy that requires the Audit Committee to approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm prior to its engagement to provide such services. The Audit Committee has established a pre-approval policy for certain audit and non-audit services, up to a specified amount for each identified service that may be provided by the independent registered public accounting firm. In addition, the Chairman of the Audit Committee, or any member of the Audit Committee designated by the Chairman, may specifically approve any service that is not a prohibited non-audit service if the fees for such service are not reasonably expected to exceed $10,000. Any such approval by the Chairman or his designee must be reported to the Audit Committee at its next scheduled meeting. The pre-approved services of the independent registered public accounting firm, and corresponding maximum fees, are reviewed annually by the Audit Committee.

Recommendation of the Board:

The Board recommends a vote FOR ratification of EisnerAmper LLP as the Company’s independent registered public accounting firm for fiscal year 2018

AVAILABLE INFORMATION

Form 10-K

Our annual report on Form 10-K for the fiscal year ended December 31, 2017 is being mailed concurrently with the mailing of these proxy materials. Upon written request to our Chief Financial Officer, Fletcher Payne, at the address of our principal executive offices, the exhibits set forth on the exhibit index of the Form 10-K may be made available at a reasonable charge.

Internet Availability of Proxy Materials

In addition to the mailing, the notice of the Annual Meeting, this proxy statement and the proxy card are available for your review, print and download on our website at www.catalystbiosciences.com. Our website and the information contained therein or connected thereto are not intended to be incorporated into this proxy statement.

OTHER MATTERS

We have no knowledge of any other matters that may come before the Annual Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, our representatives will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, we will cancel your previously submitted proxy.

By order of the board of directors,

Nassim Usman

President and Chief Executive Officer

May 11, 2018

Appendix A

CATALYST BIOSCIENCES, INC.

2018 OMNIBUS INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2. Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a) “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(d) “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award and Applicable Laws.

(e) “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or Other Award.

(f) “Award Agreement” means the written agreement or other instrument evidencing the grant of an Award, including any amendments thereto. An Award Agreement may be in the form of an agreement to be executed by both the Grantee and the Company (or an authorized representative of the Company) or certificates, notices or similar instruments.

(g) “Board” means the Board of Directors of the Company.

(h) “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s dishonesty, fraud, material insubordination, moral turpitude, willful misconduct, or refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity. Notwithstanding the foregoing, with respect to the termination by the Company or a Related Entity of the Continuous Service status of a Director, “cause” shall mean an act or failure to act that constitutes cause for removal of a director under Applicable Laws.

(i)“Change in Control” means the occurrence of any of the following:

(i) an acquisition by any “person” or “group” (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) of direct or indirect beneficial ownership (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act (“Beneficial Ownership”)) of 50% or more of either the then outstanding shares of Common Stock (the “Outstanding Company Common Stock”) or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided that the following acquisitions shall be excluded: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company, or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Subsidiary;

(ii) a majority of the members of the Board are replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or

(iii) consummation of Corporate Transaction; excluding, however, a Corporate Transaction pursuant to which:

(A) all or substantially all of the individuals and entities who have Beneficial Ownership, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will have Beneficial Ownership, directly or indirectly, of more than 50% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, the Company or a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Resulting Corporation”) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

(B) no “person” or “group” (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) (other than (1) the Company, (2) an employee benefit plan (or related trust) sponsored or maintained by the Company, Resulting Corporation, or a Subsidiary, or (3) any entity controlled, directly or indirectly, by the Company or a Resulting Corporation) will have Beneficial Ownership, directly or indirectly, of 50% or more of, respectively, the outstanding shares of common stock of the Resulting Corporation or the combined voting power of the outstanding voting securities of the Resulting Corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed prior to the Corporate Transaction; and

(C) individuals who were members of the Board before the Corporation Transaction (or whose appointment or election is endorsed by a majority of such members of the Board) will continue to constitute at least a majority of the members of the board of directors of the Resulting Corporation; or

(iv) the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(j) “Code” means the Internal Revenue Code of 1986, as amended.

(k) “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means Catalyst Biosciences, Inc., a Delaware corporation, or any successor entity.

(n) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(o) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(p) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). Notwithstanding the foregoing, except as otherwise determined by the Administrator, in the event of any spin-off of a Related Entity, service as an Employee, Director or Consultant for such Related Entity following such spin-off shall be deemed to be Continuous Service for purposes of the Plan and any Award under the Plan. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(q) “Corporate Transaction” means a reorganization, merger, share exchange, consolidation or sale or other disposition of all or substantially all of the assets of the Company.

(r) “Director” means a member of the Board or the board of directors or board of managers of any Related Entity.

(s) “Disability” means such term (or word of like import) as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(t) “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock. Dividend Equivalent Rights granted in connection with an Award shall be subject to the vesting of the underlying Award.

(u) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(x) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(y) “Good Reason” means, with respect to a termination of a Grantee’s Continuous Service by the Grantee, that such termination is for “Good Reason” as such term (or word of like import) is expressly defined in a then-effective written agreement between such Grantee and the Company or a Related Entity, or in the absence of such then-effective written agreement and definition, means the occurrence of any of the following events or conditions unless consented to by such Grantee (and such Grantee shall be deemed to have consented to any such event or condition unless such Grantee provides written notice of such Grantee’s non-acquiescence within thirty (30) days of the effective time of such event or condition): (i) a change in such Grantee’s responsibilities or duties which represents a material and substantial diminution in such Grantee’s responsibilities; (ii) a material reduction in such Grantee’s base salary; provided that an across-the-board reduction in the salary level of substantially all other individuals in positions similar to such Grantee’s by the same percentage amount shall not constitute such a salary reduction; or (iii) requiring such Grantee to be based at any place outside a fifty (50) mile radius from such Grantee’s job location or residence except for reasonably required travel on business.

(z)“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(aa) “Non-Qualified Stock Option” means an Option not intended to, or that does not, qualify as an Incentive Stock Option.

(bb) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(cc) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(dd) “Other Award” means an award entitling the Grantee to Shares or cash that may or may not be subject to restrictions upon issuance or cash compensation, as established by the Administrator.

(ee) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ff) “Plan” means this 2018 Omnibus Incentive Plan.

(gg) “Registration Date” means the first to occur of (i) the closing of the first sale to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of the Common Stock; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or prior to the date of consummation of such Corporate Transaction.

(hh) “Related Entity” means any (i) Parent or Subsidiary of the Company and (ii) any other entity controlling, controlled by or under common control with the Company.

(ii) “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive award or program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or, for the Grantee, a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(jj) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, forfeiture provisions, and other terms and conditions as established by the Administrator.

(kk) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as specified by the Administrator in the Award Agreement.

(ll) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation or a combination thereof, as established by the Administrator, measured by appreciation in the value of Common Stock.

(mm) “Share” means a share of the Common Stock.

(nn) “Subsidiary” means any corporation in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns, directly or indirectly, at least fifty percent (50%) of the combined equity thereof. Notwithstanding the foregoing, for purposes of determining whether any individual may be a Grantee for purposes of any grant of Incentive Stock Options, “Subsidiary” shall have the meaning ascribed to such term in Section 424(f) of the Code.

3. Stock and Cash Subject to the Plan; Director Limits.

(a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to Awards initially shall be a number of Shares equal to 1,500,000 Shares. Subject to the provisions of Section 10, below, no more than 1,500,000 Shares may be issued pursuant to Incentive Stock Options granted under the Plan. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock. The maximum aggregate amount of cash and Awards (based on the Fair Market Value of the underlying Shares on the grant date) that may be paid to any Director for such Director’s service as a member of the Board shall not exceed $500,000 in any calendar year. Notwithstanding the foregoing, the maximum aggregate amount of cash and Awards (based on the Fair Market Value of the underlying Shares on the grant date) that may be paid to any Director for such Director’s service as a member of the Board during such Director’s initial calendar year of service shall not exceed $750,000.

(b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if Restricted Stock are forfeited, or repurchased by the Company at their original purchase price, or at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares of Restricted Stock shall become available for future grant under the Plan. Any Shares covered by an Award which are surrendered (i) in payment of an Award exercise or purchase price (including pursuant to the “net exercise” of an option pursuant to Section 7(b)(v)) or (ii) in satisfaction of tax withholding obligations incident to an Award shall be deemed to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan. A SAR payable in Shares shall reduce the maximum aggregate number of Shares which may be issued under the Plan by the full number of Shares with respect to which the SAR is exercised.

4. Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Officers, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board or Committee may also authorize one or more Officers to administer the Plan with respect to Awards to Employees or Consultants who are neither Directors nor Officers (and to grant such Awards) and may limit such authority as the Board or Committee, as applicable, determines from time to time.

(b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board or any Committee, the Administrator shall have the authority, in its discretion to do all things that it determines to be necessary or appropriate in connection with the administration of the Plan, including, without limitation:

(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether, when and to what extent Awards are granted hereunder;

(iii) to determine the number of Shares or the amount of cash or other consideration to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder;

(vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan and to define terms not otherwise defined herein;

(viii) to construe and interpret the terms of the Plan, any rules and regulations under the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(ix) to approve corrections in the documentation or administration of any Award;

(x) to grant Awards to Employees, Directors and Consultants employed outside the United States or to otherwise adopt or administer such procedures or subplans that the Administrator deems appropriate or necessary on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

(xi) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(c) Minimum Vesting. Notwithstanding the provisions of Section 4(b), Awards shall be subject to a minimum vesting period of one (1) year; provided, however, that (i) the Administrator may provide for acceleration of vesting of all or a portion of an Award in the event of a Grantee’s death or Disability or (to the extent provided in Section 11 herein) upon the occurrence of a Corporate Transaction or Change in Control; (ii) the Administrator may provide for the grant of an Award without a minimum vesting period or may accelerate the vesting of all or a portion of an Award for any reason, but only with respect to Awards for no more than an aggregate of five percent (5%) of the total number of Shares authorized for issuance under the Plan pursuant to Section 3(a) herein, upon such terms and conditions as the Administrator shall determine; and (iii) the Administrator also may provide for the grant of Awards to Grantees that have different vesting terms in the case of Awards that are substituted for other equity awards in connection with mergers, consolidations or other similar transactions.

(d)Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees, members of the Board and any Officers or Employees to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6. Terms and Conditions of Awards.

(a) Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units, Other Awards or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

(c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.

(d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration to be received under an Award in compliance with Applicable Laws. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(h) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator, but only to the extent such transfers are made in accordance with Applicable Laws to family members, to family trusts, to family controlled entities, to charitable organizations, and pursuant to domestic relations orders or agreements, in all cases without payment for such transfers to the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(i) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

7. Award Exercise or Purchase Price, Consideration and Taxes.

(a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i) In the case of an Incentive Stock Option:

(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of other Awards, such price as is determined by the Administrator.

(iii) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the

Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(i) cash;

(ii) check;

(iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv) with respect to Options, if the exercise occurs on or after the Registration Date and until the Common Stock is no longer listed on one or more established stock exchanges or national market systems, payment through a broker-assisted cashless exercise program made available by the Company;

(v) with respect to Options, payment through a “net exercise” procedure established by the Company such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares; or

(vi) any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c) Taxes. The Company and any Related Entity shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company or a Related Entity, an amount sufficient to satisfy any federal, state, local, domestic or foreign taxes required to be withheld with respect to any taxable event arising with respect to an Award. The Administrator may require or may permit Grantees to elect that the withholding requirement be satisfied, in whole or in part, by having the Company withhold, or by tendering to the Company, Shares having a Fair Market Value equal to the amount required to be withheld (provided the amount withheld does not exceed the maximum statutory tax rate for an employee in the applicable jurisdictions or such lesser amount as is necessary to avoid adverse accounting treatment).

8. Exercise of Award.

(a) Procedure for Exercise; Rights as a Stockholder.

(i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

(b) Exercise of Award Following Termination of Continuous Service.

(i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

9. Conditions Upon Issuance of Shares. If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company and Section 11 hereof, the number and kind of Shares covered by each outstanding Award, the number and kind of Shares available for issuance under the Plan, the exercise or purchase price of each such outstanding Award and any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator shall also make such adjustments as provided in this Section 10 or substitute, exchange or grant Awards to effect such adjustments (collectively “adjustments”). Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11. Corporate Transaction; Change in Control.

(a) Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b) Corporate Transaction.

(i) In the event of a Corporate Transaction, for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall (A) with respect to time-based conditions, automatically become fully vested and, if applicable, exercisable immediately prior to such Corporate Transaction and (B) with respect to performance-based conditions, automatically vest and, if applicable, become exercisable, in each case at the actual level of performance, as determined by the Administrator in good faith, immediately prior to such Corporate Transaction, provided, in the case of (A) and (B), that the Grantee’s Continuous Service has not terminated prior to such Corporate Transaction. For Awards that have an exercise feature, the portion of the Award that is not Assumed shall terminate under subsection (a) of this Section 11 to the extent not exercised prior to the consummation of such Corporate Transaction.

(ii) In the event of a Corporate Transaction, for the portion of each Award that is Assumed or Replaced, such portion automatically shall become fully vested and, if applicable, exercisable (at “target levels” with respect to performance-based conditions) immediately upon termination of the Grantee’s Continuous Service if such Continuous Service is terminated by the successor company or the Company or a Related Entity without Cause or voluntarily by the Grantee with Good Reason within six (6) months prior to or twelve (12) months after such Corporate Transaction. For any such termination that occurs prior to the date of such Corporate Transaction, vesting, and, if applicable, exercisability shall not occur until such Corporate Transaction.

(c) Change in Control (other than a Corporate Transaction). In the event of a Change in Control, other than a Corporate Transaction, each Award shall become fully vested and, if applicable, exercisable (at “target levels” with respect to performance-based conditions) immediately upon termination of the Grantee’s Continuous Service if such Continuous Service is terminated by the successor company or the Company or a Related Entity without Cause or voluntarily by the Grantee with Good Reason within six (6) months prior to or twelve (12) months after such Change in Control. For any such termination that occurs prior to the date of such Change in Control, vesting, and, if applicable, exercisability shall not occur until such Change in Control.

12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws.

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) No suspension or termination of the Plan (including termination of the Plan under Section 11, above) shall adversely affect any rights under Awards already granted to a Grantee.

14. Limitation of Liability. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without cause, and with or without notice.

16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17. Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable.

18. Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

19. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

20. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

21. Governing Law. This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of Delaware to the extent not preempted by federal law. Any reference in this Plan or in the agreement or other document evidencing any Awards to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

Appendix B

CATALYST BIOSCIENCES, INC.

2018 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the 2018 Employee Stock Purchase Plan of Catalyst Biosciences, Inc.

1. Purpose. The purpose of the Plan (as defined below) is to provide Employees (as defined below) of the Company (as defined below) and its Designated Parents or Subsidiaries (as defined below) with an opportunity to purchase Common Stock (as defined below) of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code (as defined below) and the applicable regulations thereunder. The provisions of the Plan, accordingly, will be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions. As used herein, the following definitions apply:

(a) “Administrator” means either the Board or a committee of the Board that is responsible for the administration of the Plan as is designated from time to time by resolution of the Board.

(b) “Applicable Laws” means the legal requirements relating to the administration of employee stock purchase plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code and the applicable regulations thereunder, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to participation in the Plan by residents therein.

(c) “Board” means the Board of Directors of the Company.

(d) “Change in Control” means as defined in the Company’s 2018 Omnibus Incentive Plan, as amended from time to time.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Common Stock” means the common stock of the Company.

(g) “Company” means Catalyst Biosciences, Inc., a Delaware corporation.

(h) “Compensation” means, unless otherwise determined by the Administrator, an Employee’s base salary from the Company or one or more Designated Parents or Subsidiaries, including such amounts of base salary as are deferred by the Employee: (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code; or (ii) to a plan qualified under Section 125 of the Code. Unless otherwise determined by the Administrator, “Compensation” does not include overtime, bonuses, annual awards, other incentive payments, reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation, contributions (other than contributions described in the first sentence) made on the Employee’s behalf by the Company or one or more Designated Parents or Subsidiaries under any employee benefit or welfare plan now or hereafter established, and any other payments not specifically referenced in the first sentence.

(i) “Designated Parents or Subsidiaries” means the Parents or Subsidiaries, which have been designated by the Administrator from time to time as eligible to participate in the Plan.

(j) “Effective Date” means the Registration Date. However, should any Parent or Subsidiary become a Designated Parent or Subsidiary after such date, then the Administrator, in its discretion, will designate a separate Effective Date with respect to the employee-participants of such Designated Parent or Subsidiary.

(k) “Employee” means any individual, including an officer or director, who is an employee of the Company or a Designated Parent or Subsidiary for purposes of Section 423 of the Code. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the individual’s employer. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the day that is three (3) months and one (1) day following the start of such leave, for purposes of determining eligibility to participate in the Plan.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Exercise Date” means the last day of each Purchase Period.

(n) “Fair Market Value” means as defined in the Company’s 2018 Omnibus Incentive Plan, as amended from time to time.

(o) “New Exercise Date” has the meaning set forth in Section 18(b).

(p) “Offer Period” means an Offer Period established pursuant to Section 4 hereof.

(q) “Offering” means an offer under this Plan of an Option that may be exercised during an Offer Period. For purposes of the Plan, all Employees eligible to participate pursuant to Section 3 will be deemed to participate in the same Offering unless the Administrator otherwise determines that Employees of the Company or one or more Designated Parents or Subsidiaries will be deemed to participate in separate Offerings, in which case the Offerings will be considered separate even if the dates of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by Section 1.423-2(a)(1) of the Treasury regulations issued under Section 423 of the Code, the terms of each Offering need not be identical provided that the terms of the Plan and the Offering together satisfy Sections 1.423-2(a)(2) and (a)(3) of such Treasury regulations.

(r) “Offering Date” means the first day of each Offer Period.

(s) “Option” means, with respect to each Offer Period, a right to purchase shares of Common Stock on the Exercise Date for such Offer Period in accordance with the terms and conditions of the Plan.

(t) “Parent” means a “parent corporation” of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(u) “Participant” means an Employee of the Company or Designated Parent or Subsidiary who has enrolled in the Plan as set forth in Section 5(a).

(v) “Plan” means this Employee Stock Purchase Plan.

(w) “Purchase Period” means, unless otherwise determined by the Administrator, a period of approximately six (6) months.

(x) “Purchase Price” means an amount equal to at least eighty-five percent (85%) of the Fair Market Value of a share of Common Stock (i) on the Exercise Date or, if applicable, (ii) on the Offering Date or on the Exercise Date, whichever is lower. Unless determined otherwise by the Administrator, the Purchase Price will be eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower.

(y) “Registration Date” means as defined in the Company’s 2018 Omnibus Incentive Plan, as amended from time to time.

(z) “Reserves” means, as of any date, the sum of: (1) the number of shares of Common Stock covered by each then outstanding Option under the Plan which has not yet been exercised; and (2) the number of shares of Common Stock which have been authorized for issuance under the Plan but not then subject to an outstanding Option.

(aa) “Subsidiary” means as defined in the Company’s 2018 Omnibus Incentive Plan, as amended from time to time.

3. Eligibility.

(a) General. Subject to the further limitations in Sections 3(b) and 3(c), any individual who is an Employee on a given Offering Date will be eligible to participate in the Plan for the Offer Period commencing with such Offering Date. No individual who is not an Employee will be eligible to participate in the Plan.

(b) Limitations on Grant and Accrual. Notwithstanding any provisions of the Plan to the contrary, no Employee will be granted an Option under the Plan: (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary; or (ii) which permits the Employee’s rights to purchase stock under all employee stock purchase plans of the Company and its Parents or Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars (US$25,000) worth of stock (determined at the Fair Market Value of the shares at the time such Option is granted) for each calendar year in which such Option is outstanding at any time. The determination of the accrual of the right to purchase stock will be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.

(c) Other Limits on Eligibility. Notwithstanding Subsection (a), above, unless otherwise determined prior to the applicable Offer Date, the following Employees will not be eligible to participate in the Plan for any relevant Offer Period: (i) Employees whose customary employment is 20 hours or less per week; (ii) Employees whose customary employment is for not more than 5 months in any calendar year; (iii) Employees who have not been employed for such continuous period preceding the Offering Date as the Administrator may require, but in no event will the required period of continuous employment be equal to or greater than 2 years; and (iv) Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether he or she is also a citizen of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) if his or her participation is prohibited under the laws of the applicable non-U.S. jurisdiction or if complying with the laws of the applicable non-U.S. jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code. Unless determined otherwise by the Administrator, Employees who have not been employed continuously for the one (1) month period preceding an Offering Date will not be eligible to participate in the Plan for the Offer Period corresponding to such Offering Date.

4. Offer Periods.

(a) The Plan will be implemented through overlapping or consecutive Offer Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan have been purchased or (ii) the Plan has been sooner terminated in accordance with Section 19 hereof. The maximum duration of an Offer Period is twenty-seven (27) months. Unless otherwise determined by the Administrator, the Plan will initially be implemented through successive Offer Periods of six (6) months’ duration.

(b) A Participant will be granted a separate Option for each Offer Period in which he or she participates. The Option will be granted on the Offering Date and will be automatically exercised in successive installments on the Exercise Dates ending within the Offer Period.

(c) If on the first day of any Purchase Period in an Offer Period in which an Employee is a Participant, the Fair Market Value of the Common Stock is less than the Fair Market Value of the Common Stock on the Offering Date of the Offer Period (after taking into account any adjustment during the Offer Period pursuant to Section 18(a)), the Offer Period will be terminated automatically and the Participant will be enrolled automatically in the new Offer Period which has its first Purchase Period commencing on that date, provided the Employee is eligible to participate in the Plan on that date and has not elected to terminate participation in the Plan.

(d) Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Offer Period will neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Offer Period.

5. Participation.

(a) An eligible Employee may become a Participant in the Plan by submitting an authorization of payroll deduction (using such form or method (including electronic forms) as the Administrator may designate from time to time) as of a date in advance of the Offering Date for the Offer Period in which such participation will commence, as required by the Administrator for all eligible Employees with respect to a given Offer Period.

(b) Payroll deductions for a Participant will commence with the first partial or full payroll period beginning on the Offering Date and will end on the last complete payroll period during the Offer Period, unless sooner terminated by the Participant as provided in Section 10.

6. Payroll Deductions.

(a) At the time a Participant enrolls in the Plan, the Participant will elect to have payroll deductions made during the Offer Period in amounts between one percent (1%) and not exceeding fifteen percent (15%) (or such lesser percent determined by the Administrator) of the Compensation which the Participant receives during the Offer Period.

(b) All payroll deductions made for a Participant will be credited to the Participant’s account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

(c) A Participant may discontinue participation in the Plan as provided in Section 10, or may increase or decrease the rate of payroll deductions during the Offer Period by submitting notice of a change of status (using such form or method (including electronic forms) as the Administrator may designate from time to time) authorizing an increase or decrease in the payroll deduction rate. Any increase or decrease in the rate of a Participant’s payroll deductions will be effective as soon as administratively practicable following the date of the request. A Participant’s payroll deduction authorization (as modified by any change of status notice) will remain in effect for successive Offer Periods unless terminated as provided in Section 10. The Administrator will be authorized to limit the number of payroll deduction rate changes during any Offer Period.

(d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Sections 3(b) and 7 herein, a Participant’s payroll deductions will be decreased to zero percent (0%). Payroll deductions will recommence at the rate provided in such Participant’s payroll deduction authorization, as amended, when permitted under Section 423(b)(8) of the Code and Section 3(b), unless such participation is sooner terminated by the Participant as provided in Section 10.

7. Grant of Option. On the Offering Date, each Participant will be granted an Option to purchase (at the applicable Purchase Price) shares of Common Stock; provided: (i) that such Option is subject to the limitations set forth in Sections 3(b), 6 and 12; (ii) until otherwise determined by the Administrator, the maximum number of shares of Common Stock a Participant will be permitted to purchase in any Offer Period is 3,250 shares, subject to adjustment as provided in Section 18; and (iii) that such Option is subject to such other terms and conditions (applied on a uniform and nondiscriminatory basis), as the Administrator determines from time to time. Exercise of the Option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10, and the Option, to the extent not exercised, will expire on the last day of the Offer Period with respect to which such Option was granted. Notwithstanding the foregoing, shares subject to the Option may only be purchased with accumulated payroll deductions credited to a Participant’s account in accordance with Section 6. In addition, to the extent an Option is not exercised on each Exercise Date, the Option will lapse and thereafter cease to be exercisable.

8. Exercise of Option. Unless a Participant withdraws from the Plan as provided in Section 10, the Participant’s Option for the purchase of shares of Common Stock will be exercised automatically on each Exercise Date, by applying the accumulated payroll deductions in the Participant’s account to purchase the number of full shares subject to the Option by dividing such Participant’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price. No fractional shares will be purchased; any payroll deductions accumulated in a Participant’s account which are not sufficient to purchase a full share will be carried over to the next Purchase Period or Offer Period, whichever applies, or returned to the Participant, if the Participant withdraws from the Plan. In addition, any amount remaining in a Participant’s account following the purchase of shares on the Exercise Date due to the application of Section 423(b)(8) of the Code, or Sections 3 or 7, will be returned to the Participant and will not be carried over to the next Offer Period or Purchase Period. During a Participant’s lifetime, a Participant’s Option to purchase shares hereunder is exercisable only by the Participant.

9. Delivery. Upon receipt of a request from a Participant after each Exercise Date on which a purchase of shares occurs, the Company will arrange for the delivery to such Participant, as soon as administratively practicable, of the shares purchased upon exercise of the Participant’s Option.

10. Withdrawal; Termination of Employment.

(a) A Participant may, by giving notice to the Company (using such form or method (including electronic forms) as the Administrator may designate from time to time), either: (i) withdraw all but not less than all the payroll deductions credited to the Participant’s account and not yet used to exercise the Participant’s Option under the Plan; or (ii) terminate future payroll deductions, but allow accumulated payroll deductions to be used to exercise the Participant’s Option under the Plan at any time. If the Participant elects withdrawal alternative (i) described above, all of the Participant’s payroll deductions credited to the Participant’s account will be paid to such Participant as soon as administratively practicable after receipt of notice of withdrawal, such Participant’s Option for the Offer Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offer Period. If the Participant elects withdrawal alternative (ii) described above, no further payroll deductions for the purchase of shares will be made during the Offer Period, all of the Participant’s payroll deductions credited to the Participant’s account will be applied to the exercise of the Participant’s Option on the next Exercise Date (subject to Sections 3(b), 6, 7 and 12), and after such Exercise Date, such Participant’s Option for the Offer Period will be automatically terminated and all remaining accumulated payroll deduction amounts will be returned to the Participant. If a Participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the Participant enrolls in such succeeding Offer Period. The Administrator may, in its discretion and on a uniform and nondiscriminatory basis, specify further procedures for withdrawal.

(b) Upon termination of a Participant’s employment relationship (as described in Section 2(k)) prior to the next scheduled Exercise Date, the payroll deductions credited to such Participant’s account during the Offer Period but not yet used to exercise the Option will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under Section 14, and such Participant’s Option will be automatically terminated without exercise of any portion of such Option.

11. Interest. No interest will accrue on the payroll deductions credited to a Participant’s account under the Plan.

12. Stock.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 18, the maximum number of shares of Common Stock which will be made available for sale under the Plan is 120,000 shares, plus an annual increase to be added on the first business day of the calendar year beginning with the calendar year following the calendar year in which the Plan becomes effective equal to the least of: (i) 120,000 shares; (ii) 1 percent of the outstanding shares of Common Stock on the last day of the immediately preceding calendar year; or (iii) a lesser number of shares determined by the Administrator. If the Administrator determines that on a given Exercise Date the number of shares with respect to which Options are to be exercised may exceed: (x) the number of shares then available for sale under the Plan; or (y) the number of shares available for sale under the Plan on the Offering Date(s) of one or more of the Offer Periods in which such Exercise Date is to occur, the Administrator may make a pro rata allocation of the shares remaining available for purchase on such Offering Dates or Exercise Date, as applicable, and will either continue the Offer Period then in effect or terminate any one or more Offer Periods then in effect pursuant to Section 19, below. Such allocation method will be “bottom up,” with the result that all Option exercises for one (1) share will be satisfied first, followed by all exercises for two (2) shares, and so on, until all available shares have been exhausted. Any amount remaining in a Participant’s payroll account following such allocation will be returned to the Participant and will not be carried over to any future Purchase Period or Offer Period, as determined by the Administrator.

(b) A Participant will have no interest or voting right in shares covered by the Participant’s Option until such shares are actually purchased on the Participant’s behalf in accordance with the applicable provisions of the Plan. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

(c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant.

13. Administration. The Plan will be administered by the Administrator, which will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility, to determine, with respect to each Offer Period, whether the Purchase Price will be determined as of (i) the Exercise Date or (ii) as of the Offering Date or the Exercise Date (whichever is lower), to adjudicate all disputed claims filed under the Plan, and to designate separate Offerings for the eligible Employees of the Company and one or more Designated Parents or Subsidiaries, in which case the Offerings will be considered separate even if the dates of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. Every finding, decision and determination made by the Administrator will, to the full extent permitted by Applicable Law, be final and binding upon all persons.

14. Designation of Beneficiary.

(a) Each Participant will file a designation (using such form or method (including electronic forms) as the Administrator may designate from time to time) of a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the Participant (and the Participant’s spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or in existence) at the time of such Participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Administrator), the Administrator will deliver such shares and/or cash to the spouse (or domestic partner, as determined by the Administrator) of the Participant, or if no spouse (or domestic partner) is known to the Administrator, then to the issue of the Participant, such distribution to be made per stirpes (by right of representation), or if no issue are known to the Administrator, then to the heirs at law of the Participant determined in accordance with Section 27.

15. Transferability. No payroll deductions credited to a Participant’s account, Options granted hereunder, or any rights with regard to the exercise of an Option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Administrator may, in its sole discretion, treat such act as an election to withdraw funds from an Offer Period in accordance with Section 10.

16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions or hold them exclusively for the benefit of Participants. All payroll deductions received or held by the Company may be subject to the claims of the Company’s general creditors. Participants will have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan will be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. The Company will retain at all times beneficial ownership of any investments which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account will not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Designated Parent or Subsidiary and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Company or a Designated Parent or Subsidiary. The Participants will have no claim against the Company or any Designated Parent or Subsidiary for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

17. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

18. Adjustments Upon Changes in Capitalization; Changes in Control.

(a) Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the Reserves, the Purchase Price, the maximum number of shares that may be purchased in any Offer Period or Purchase Period, as well as any other terms that the Administrator determines require adjustment, for: (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock; (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock, including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however, that conversion of any convertible securities of the Company will not be deemed to have been “effected without receipt of consideration.” Such adjustment, if any, will be made by the Administrator and its determination will be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason hereof will be made with respect to, the Reserves and the Purchase Price.

(b) Changes in Control. In the event of a proposed Change in Control, each Option under the Plan will be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator, in the exercise of its sole discretion and in lieu of such assumption, determines to shorten the Offer Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Administrator shortens the Offer Period then in progress in lieu of assumption in the event of a Change in Control, the Administrator will notify each Participant in writing at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that either:

(i) the Participant’s Option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offer Period as provided in Section 10; or

(ii) the Company will pay to the Participant on the New Exercise Date an amount in cash, cash equivalents, or property as determined by the Administrator that is equal to the excess, if any, of (x) the Fair Market Value of the shares subject to the Option over (y) the Purchase Price due had the Participant’s Option been exercised automatically under Subsection (b)(i) above. In addition, all remaining accumulated payroll deduction amounts will be returned to the Participant.

(c) For purposes of Section 18(b), an Option granted under the Plan will be deemed to be assumed if, in connection with the Change in Control, the Option is replaced with a comparable Option with respect to shares of capital stock of the successor corporation or Parent thereof. The determination of Option comparability will be made by the Administrator prior to the Change in Control and its determination will be final, binding and conclusive on all persons.

19. Amendment or Termination.

(a) The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can adversely affect Options previously granted, provided that the Plan or any one or more Offer Periods then in effect may be terminated by the Administrator on any Exercise Date or by the Administrator establishing a new Exercise Date with respect to any Offer Period and/or Purchase Period then in progress if the Administrator determines that the termination of the Plan or one or more Offer Periods is in the best interests of the Company and its stockholders. Except as provided in Section 18 and this Section 19, no amendment may make any change in any Option theretofore granted which adversely affects the rights of any Participant without the consent of affected Participants. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other Applicable Law), the Company will obtain stockholder approval of any amendment in such a manner and to such a degree as required.

(b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Administrator will be entitled to limit the frequency and/or number of changes in the amount withheld during Offer Periods, change the length of Purchase Periods within any Offer Period, determine the length of any future Offer Period, determine whether future Offer Periods will be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish or change Plan or per Participant limits on share purchases, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable and which are consistent with the Plan, in each case to the extent consistent with the requirements of Code Section 423 and other Applicable Laws.

20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for the receipt thereof.

21. Conditions Upon Issuance of Shares. Shares will not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto will comply with all Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned Applicable Laws or is otherwise advisable. In addition, no Options will be exercised or shares issued hereunder before the Plan has been approved by stockholders of the Company as provided in Section 23.

22. Term of Plan. The Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It will continue in effect for a term of ten (10) years unless sooner terminated under Section 19.

23. Stockholder Approval. Continuance of the Plan will be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval will be obtained in the degree and manner required under Applicable Laws.

24. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or a Designated Parent or Subsidiary, and it will not be deemed to interfere in any way with such employer’s right to terminate, or otherwise modify, an employee’s employment at any time.

25. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Designated Parent or Subsidiary, participation in the Plan will not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Designated Parent or Subsidiary, and will not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

26. Effect of Plan. The provisions of the Plan will, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

27. Governing Law. The Plan is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties, except to the extent the internal laws of the State of Delaware are superseded by the laws of the United States. Should any provision of the Plan be determined by a court of law to be illegal or unenforceable, the other provisions will nevertheless remain effective and will remain enforceable.

28. Dispute Resolution. The provisions of this Section 28 will be the exclusive means of resolving disputes arising out of or relating to the Plan. The Company and the Participant, or their respective successors (the “parties”), will attempt in good faith to resolve any disputes arising out of or relating to the Plan by negotiation between individuals who have authority to settle the controversy. Negotiations will be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties will meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Plan must be brought in the United States District Court for Delaware (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Delaware state court) and that the parties will submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 28 is for any reason held invalid or unenforceable, it is the specific intent of the parties that such provisions be modified to the minimum extent necessary to make it or its application valid and enforceable.

Appendix C

CATALYST BIOSCIENCES INC. 2018 OMNIBUS INCENTIVE PLAN

NOTICE OF STOCK OPTION AWARD

Grantee’s Name and Address:

You (the “Grantee”) have been granted an option to purchase shares of Common Stock (the “Option”), subject to the terms and conditions of this Notice of Stock Option Award (the “Notice”), the Catalyst Biosciences, Inc. 2018 Omnibus Incentive Plan, as amended from time to time (the “Plan”) and the Stock Option Award Agreement (the “Option Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Grant Date

Vesting Commencement Date

Exercise Price per Share	$

Total Number of Shares Subject to the Option (the “Shares”)

Total Exercise Price	$

Type of Option:	Incentive Stock Option

Non-Qualified Stock Option

Expiration Date:	[Ten (10) Year Anniversary of Grant Date]

Post-Termination Exercise Period:	[Ninety (90) Days]

Vesting Schedule:

Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule (the “Vesting Schedule”):

[Vesting Schedule]

During any authorized leave of absence, the vesting of the Option as provided in this schedule shall be suspended after the leave of absence exceeds a period of [three (3) months]. Vesting of the Option shall resume upon the Grantee’s termination of the leave of absence and return to service to the Company or a Related Entity. The Vesting Schedule of the Option shall be extended by the length of the suspension.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

Catalyst Biosciences, Inc., a Delaware corporation

By:
Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE’S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE’S STATUS IS AT WILL.

By clicking “Accept” on the button below, the Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan and the Option Agreement shall be resolved by the Administrator in accordance with Section 13 of the Option Agreement. The Grantee further agrees to the venue selection in accordance with Section 12 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

CATALYST BIOSCIENCES INC. 2018 OMNIBUS INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

1. Grant of Option. Catalyst Biosciences, Inc., a Delaware corporation (the “Company”), hereby grants to the Grantee (the “Grantee”) named in the Notice of Stock Option Award (the “Notice”), an option (the “Option”) to purchase the Total Number of Shares of Common Stock subject to the Option (the “Shares”) set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the “Option Agreement”) and the Company’s 2018 Omnibus Incentive Plan, as amended from time to time (the “Plan”), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, the Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares subject to such options shall be determined as of the grant date of the relevant option.

2. Exercise of Option.

(a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

(b) Method of Exercise. The Option shall be exercisable by delivery of an exercise notice (a form of which is attached as Exhibit A) or by such other procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator. The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price. As a condition to the exercise of the Option, the Grantee must also make arrangements with the Company for payment of any tax withholding obligations.

(c) Taxes. The Company or any Related Entity shall be entitled, if necessary or desirable, to deduct and withhold (or, in the sole discretion of the Company, secure payment from the Grantee in lieu of withholding) the amount of any tax withholding due with respect to this Option. In the [Company’s] [Grantee’s] sole discretion, such tax withholding may be accomplished by the withholding of Shares which would otherwise be issued upon Option exercise to the Grantee in an amount whose Fair Market Value equal to the amount required to be withheld (provided the amount withheld does not exceed the maximum statutory tax rate for an employee in the applicable jurisdictions or such lesser amount as is necessary to avoid adverse accounting treatment).

3. Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(a) cash;

(b) check;

(c) surrender of Shares held for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes, or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised;

(d) payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

(e) while the Common Stock is listed on a national stock exchange or a national market system, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

4. Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws. If the exercise of the Option within the applicable time periods set forth in Section 5, 6 and 7 of this Option Agreement is prevented by the provisions of this Section 4, the Option shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date set forth in the Notice.

5. [Termination or Change of Continuous Service. In the event the Grantee’s Continuous Service terminates, the Grantee may, but only during the Post-Termination Exercise Period, exercise the portion of the Option that was vested at the date of such termination (the “Termination Date”). The Post-Termination Exercise Period shall commence on the Termination Date. In no event, however, shall the Option be exercised later than the Expiration Date set forth in the Notice. In the event of the Grantee’s change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and the Option shall continue to vest in accordance with the Vesting Schedule set forth in the Notice; provided, however, that with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status. Except as provided in Sections 6 and 7 below, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, the Option shall terminate.

6. Disability of Grantee. In the event the Grantee’s Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months commencing on the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the Termination Date. To the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate. Section 22(e)(3) of the Code provides that an individual is permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

7. Death of Grantee. In the event of the termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the Grantee’s death during the Post-Termination Exercise Period, the person who acquired the right to exercise the Option pursuant to Section 8 may exercise the portion of the Option that was vested at the date of termination within twelve (12) months commencing on the date of death (but in no event later than the Expiration Date). To the extent that the Option was unvested on the date of death, or if the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.]

8. Transferability of Option. The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee. The Option, if a Non-Qualified Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that a Non-Qualified Stock Option may be transferred during the lifetime of the Grantee to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Incentive Stock Option or Non-Qualified Stock Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Following the death of the Grantee, the Option, to the extent provided in Section 7, may be exercised (a) by the person or persons designated under the deceased Grantee’s beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee’s legal representative or by any person empowered to do so under the deceased Grantee’s will or under the then applicable laws of descent and distribution. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

9. Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

10. Tax Consequences. The Grantee may incur tax liability as a result of the Grantee’s purchase or disposition of the Shares. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

11. Entire Agreement: Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

12. Venue and Jurisdiction. The parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought exclusively in the United States District Court for Delaware (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Delaware state court) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 12 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

13. Construction. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation. Except when otherwise indicated

by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

14. Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Option Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

15. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

END OF AGREEMENT

EXHIBIT A

CATALYST BIOSCIENCES INC. 2018 OMNIBUS INCENTIVE PLAN

EXERCISE NOTICE

[COMPANY

ADDRESS]

Attention: Secretary

1. Exercise of Option. Effective as of today, [DATE], the undersigned (the “Grantee”) hereby elects to exercise the Grantee’s option to purchase shares of the Common Stock (the “Shares”) of Catalyst Biosciences, Inc. (the “Company”) under and pursuant to the Company’s 2018 Omnibus Incentive Plan, as amended from time to time (the “Plan”) and the Stock Option Award Agreement (the “Option Agreement”) and Notice of Stock Option Award (the “Notice”) dated [                ], 20[    ] and this Exercise Notice (the “Exercise Notice”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

2. Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

4. Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(e) of the Option Agreement.

5. Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee’s purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

6. Taxes. The Grantee agrees to satisfy all applicable foreign, federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Grant Date or within one (1) year from the date the Shares were transferred to the Grantee.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

8. Construction. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this Exercise Notice for construction or interpretation. Except when otherwise indicated by the

1

context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

9. Administration and Interpretation. The Grantee hereby agrees that any question or dispute regarding the administration or interpretation of this Exercise Notice shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

10. Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

11. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

12. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

13. Entire Agreement. The Notice, the Plan and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:	Accepted by:

GRANTEE:	Catalyst Biosciences, Inc.

By:
(Signature)	Title:

Address:	Address:

[COMPANY ADDRESS]

2

ANNUAL MEETING OF STOCKHOLDERS OF

CATALYST BIOSCIENCES, INC.

June 13, 2018

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/21328

i	Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.	i

∎	20233330000000000000 8	061318

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

				FOR	AGAINST	ABSTAIN
1. Election of Class III Directors			2. To approve the Company’s 2018 Omnibus Incentive Plan.	☐	☐	☐

☐	FOR ALL NOMINEES	NOMINEES: ☐ Nassim Usman, Ph.D. ☐ Errol B. De Souza, Ph.D.	3. To approve the Company’s 2018 Employee Stock Purchase Plan.	☐	☐	☐

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES		4. To approve the compensation of the Company’s Named Executive Officers in a non-binding advisory vote;	☐	☐	☐

☐	FOR ALL EXCEPT (See instructions below)		5. To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.	☐	☐	☐

INSTRUCTIONS:To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here: 🌑			NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

∎	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

∎

ANNUAL MEETING OF STOCKHOLDERS OF

CATALYST BIOSCIENCES, INC.

June 13, 2018

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.astproxyportal.com/ast/21328

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided. i

∎	20233330000000000000 8	061318

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3, 4 AND 5.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

				FOR	AGAINST	ABSTAIN
1. Election of Class III Directors			2. To approve the Company’s 2018 Omnibus Incentive Plan.	☐	☐	☐

☐	FOR ALL NOMINEES	NOMINEES: ☐ Nassim Usman, Ph.D. ☐ Errol B. De Souza, Ph.D.	3. To approve the Company’s 2018 Employee Stock Purchase Plan.	☐	☐	☐

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES		4. To approve the compensation of the Company’s Named Executive Officers in a non-binding advisory vote;	☐	☐	☐

☐	FOR ALL EXCEPT (See instructions below)		5. To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.	☐	☐	☐

INSTRUCTIONS:To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here: 🌑			NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

∎	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

∎

☐	⬛

CATALYST BIOSCIENCES, INC.

Annual Meeting of Stockholders

June 13, 2018 12:30 PM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Nassim Usman and Fletcher Payne, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Catalyst Biosciences, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:30 p.m., Pacific Time on June 13, 2018, at 611 Gateway Boulevard, Suite 710, South San Francisco, CA 94080 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

(Continued and to be signed on the reverse side.)

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